EXHIBIT 10.3

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Supplemental Agreement No. 2

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of September 13, 2013 (Supplemental Agreement No. 2) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 2 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659 dated as of October 31, 2011 (the Purchase Agreement) relating to the purchase and sale of Model 787-9 aircraft;

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to designate the four (4) Model 787-9 aircraft already contracted under the Purchase Agreement prior to this Supplemental Agreement No. 2 as 787-9 Block A Aircraft;

WHEREAS, Boeing and Customer have reached agreement on the sale and purchase of three (3) additional Model 787-9 aircraft, and Boeing and Customer desire to amend the Purchase Agreement to add the three (3) additional Model 787-9 aircraft to the Purchase Agreement, and to designate such additional Model 787-9 aircraft as 787-9 Block B Aircraft in order to differentiate the applicable base year and business terms of the 787-9 Block B Aircraft from those of the 787-9 Block A Aircraft; and

WHEREAS, Boeing and Customer have reached agreement on the sale and purchase of thirty (30) Model 787-10 aircraft, and Boeing and Customer desire to amend the Purchase Agreement to add the thirty (30) Model 787-10 aircraft to the Purchase Agreement , and to designate such Model 787-10 aircraft as 787-10 Block A Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

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i

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1.           PURCHASE AGREEMENT.

The Purchase Agreement is deleted in its entirety and replaced by a new Purchase Agreement, attached as Enclosure 1 to this Supplemental Agreement No. 2, which reflects the addition of the 787-10 Aircraft and, in the case of the Table of Contents, the revisions set forth in this Supplemental Agreement No. 2.

2.           TABLE 1.

a.    Table 1 to Purchase Agreement No. PA-03659, Aircraft Delivery, Description, Price and Advance Payments GENX-1B74/75 Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Information Table – GENX-1B74/75 Engines, provided as Enclosure 2 to this Supplemental Agreement No. 2 and hereby incorporated into the Purchase Agreement.  This Table 1A contains delivery, description, price, and advance payment information for the 787-9 Block A Aircraft equipped with General Electric GEnx-1B74/75 engines;

b.    Table 1 to Purchase Agreement No. PA-03659, Aircraft Delivery, Description, Price and Advance Payments Trent Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Information Table – Trent 1000J Engines, provided as Enclosure 3 to this Supplemental Agreement No. 2 and hereby incorporated into the Purchase Agreement.  This Table 1A contains delivery, description, price, and advance payment information for the 787-9 Block A Aircraft equipped with Rolls Royce Trent 1000-J engines;

c.    A new Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Information Table – GENX-1B74/75 Engines, provided as Enclosure 4 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  This Table 1B contains delivery, description, price, and advance payment information for the 787-9 Block B Aircraft equipped with General Electric GEnx-1B74/75 engines;

d.    A new Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Information Table – Trent 1000-J Engines, provided as Enclosure 5 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  This Table 1B contains delivery, description, price, and advance payment information for the 787-9 Block B Aircraft equipped with Rolls Royce Trent 1000-J engines;

e.    A new Table 1C to Purchase Agreement No. PA-03659, 787-10 Information Table – GENX-1B74/75 Engines, provided as Enclosure 6 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  This Table 1C contains delivery, description, price, and advance payment information for the 787-10 Block A Aircraft equipped with General Electric GEnx-1B74/75 engines; and

f.     A new Table 1C to Purchase Agreement No. PA-03659, 787-10 Information Table – Trent 1000-J Engines, provided as Enclosure 7 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  This Table 1C contains

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BOEING PROPRIETARY

delivery, description, price, and advance payment information for the 787-10 Block A Aircraft equipped with Rolls Royce Trent 1000-J engines.

3.           EXHIBITS

a.    Exhibit A to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Exhibit A to Purchase Agreement Number PA-03659, provided as Enclosure 8 to this Supplemental Agreement No. 2 and hereby incorporated into the Purchase Agreement.  This Exhibit A contains the aircraft configuration for the 787-9 Block A Aircraft, 787-9 Block B Aircraft, and 787-10 Block A Aircraft;

b.    Exhibit B to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Exhibit B to Purchase Agreement Number PA-03659, provided as Enclosure 9 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft.

4.           SUPPLEMENTAL EXHIBITS

a.    Supplemental Exhibit AE1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit AE1 to Purchase Agreement Number PA-03659, provided as Enclosure 10 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft;

b.    Supplemental Exhibit BFE1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit BFE1 to Purchase Agreement Number PA-03659, provided as Enclosure 11 to this Supplemental Agreement No. 2, which reflects the addition of (i) the 787-9 Block B Aircraft and (ii) the 787-10 Block A Aircraft;

c.    Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659, provided as Enclosure 12 to this Supplemental Agreement No. 2, which reflects the updated Training Points available to Customer as a result of the addition of (i) the 787-9 Block B Aircraft and (ii) 787-10 Block A Aircraft to the Purchase Agreement;

d.    Supplemental Exhibit EE1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit EE1 to Purchase Agreement Number PA-03659, provided as Enclosure 13 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft; and

e.    Supplemental Exhibit SLP1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit SLP1 to Purchase Agreement Number PA-03659, provided as Enclosure 14 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft;

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5.           LETTER AGREEMENTS.

a.    Letter Agreement LA-1104716, [*], is deleted in its entirety and replaced by a revised Letter Agreement LA-1104716R1, [*], provided as Enclosure 15 to this Supplemental Agreement No. 2, which reflects (i) the addition of the Model 787-10 aircraft to the reference; (ii) [*]; (iii) [*]; and (iv) reference to the updated Leasing Matters Letter Agreement number.

b.    Letter Agreement LA-1104717, Demonstration Flight Waiver, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104717R1, Demonstration Flight Waiver, provided as Enclosure 16 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft to the reference;

c.    Letter Agreement LA-1104718, [*], is deleted in its entirety and replaced by a revised Letter Agreement LA-1104718R1, [*], provided as Enclosure 17 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft to the reference;

d.    Letter Agreement LA-1104719, Other Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104719R1, Other Matters, provided as Enclosure 18 to this Supplemental Agreement No. 2, which reflects (i) the addition of the Model 787-10 aircraft to the reference, (ii) a updated data and documents list that will be provided to Subsequent Lessees and (iii) updated provisions concerning 787 e-Enabling transition services;

e.    Letter Agreement LA-1104720, Advance Payment Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104720R1, Advance Payment Matters, provided as Enclosure 19 to this Supplemental Agreement No. 2, which reflects (i) the addition of the Model 787-10 aircraft to the reference; (ii) the addition of the alternative fixed advance payment schedule for the 787-9 Block B Aircraft; (iii) the addition of the alternative fixed advance payment schedule for the 787-10 Block A Aircraft; and (iv) [*];

f.     Letter Agreement LA-1104721, [*], is deleted in its entirety and replaced by a revised Letter Agreement LA-1104721R1, [*], provided as Enclosure 20 to this Supplemental Agreement No. 2, which reflects (i) the addition of the Model 787-10 aircraft to the reference; (ii) [*]; and (iii) [*];

g.    Letter Agreement LA-1104722, Assignment of Customer’s Interest to a Subsidiary or Affiliate, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104722R1, Assignment of Customer’s Interest to a Subsidiary or Affiliate, provided as Enclosure 21 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft to the reference;

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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h.   Letter Agreement LA-1104725, [*], is deleted in its entirety and replaced by a revised Letter Agreement LA-1104725R1, [*], provided as Enclosure 22 to this Supplemental Agreement No. 2, [*];

i.     Letter Agreement LA-1104726, Special Matters relating to COTS Software and End User License Agreements, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104726R1, Special Matters relating to COTS Software and End User License Agreements, provided as Enclosure 23 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft to the reference;

j.     Letter Agreement LA-1104727R1, AGTA Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104727R2, AGTA Matters, provided as Enclosure 24 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft to the reference;

k.    Letter Agreement LA-1104728, Leasing Matters for 787 Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104728R1, Leasing Matters for 787 Aircraft, provided as Enclosure 25 to this Supplemental Agreement No. 2, which reflects (i) the addition of the Model 787-10 aircraft to the reference and (ii) [*];

l.     Letter Agreement LA-1104729, Liquidated Damages – Non-Excusable Delay, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104729R1, Liquidated Damages – Non-Excusable Delay, provided as Enclosure 26 to this Supplemental Agreement No. 2, which reflects (i) the addition of the Model 787-10 aircraft to the reference and (ii) [*];

m.  Letter Agreement LA-1104730, Model 787 Open Configuration Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104730R1, Model 787 Open Configuration Matters, provided as Enclosure 27 to this Supplemental Agreement No. 2, which reflects (i) the addition of the Model 787-10 aircraft to the reference; (ii) addition of the 787-9 Block B Aircraft initial configuration; and (iii) addition of the 787-10 Block A Aircraft initial configuration;

n.   Letter Agreement LA-1104731, Aircraft Performance Guarantees, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104731R1, Aircraft Performance Guarantees – 787-9 Block A Aircraft, provided as Enclosure 28 to this Supplemental Agreement No. 2, [*];

o.    Letter Agreement LA-1104733, Special Terms – Seats and In-flight Entertainment, is deleted in its entirety and replaced by a revised Letter Agreement LA-

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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1104733R1, Special Terms – Seats and In-flight Entertainment, provided as Enclosure 29 to this Supplemental Agreement No. 2, which reflects the addition of the Model 787-10 aircraft to the reference;

p.    Letter Agreement LA-1104734, Special Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104734R1, Special Matters – 787-9 Block A Aircraft, provided as Enclosure 30 to this Supplemental Agreement No. 2, [*];

q.    A new Letter Agreement LA-1300863, Performance Guarantees – 787-10 Block A Aircraft, provided as Enclosure 31 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  LA-1300863 contains the aircraft performance guarantees that will be applied to only the 787-10 Block A Aircraft.

r.     A new Letter Agreement LA-1300864, Performance Guarantees – 787-9 Block B Aircraft, provided as Enclosure 32 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  [*];

s.    A new Letter Agreement LA-1301080, Special Matters – 787-9 Block B Aircraft, provided as Enclosure 33 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  [*];

t.     A new Letter Agreement LA-1301081, Special Matters – 787-10 Block A Aircraft, provided as Enclosure 34 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  [*];

u.   A new Letter Agreement LA-1301082, [*], provided as Enclosure 35 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  [*];

v.    A new Letter Agreement LA-1301083, Promotional Support – 787-10 Aircraft, provided as Enclosure 36 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  LA-1301083 contains the promotional support considerations available to Customer as a result of the addition of the 787-10 Block A Aircraft to the Purchase Agreement; and

w.   A new Letter Agreement LA-1301084, [*], provided as Enclosure 37 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  [*].

x.    A new Letter Agreement LA-1302043, [*], provided as Enclosure 38 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

y.    Letter Agreement LA-1302348R1, [*], provided as Enclosure 39 to this Supplemental Agreement No. 2, is hereby incorporated into the Purchase Agreement.  [*].

6.           ADDITIONAL CONDITIONS.

All Advance Payment amounts Customer owes Boeing as a result of the execution of this Supplemental Agreement will be paid to Boeing at the time of execution.

[Remainder of page intentionally left blank]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ Ken Takahashi	BY:	/s/ Grant Levy

ITS:	Attorney-In-Fact	ITS:	Executive Vice President

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BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

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BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE
1A.	787-9 Block A Aircraft Information Table	SA-2
1B.	787-9 Block B Aircraft Information Table	SA-2
1C.	787-10 Block A Aircraft Information Table	SA-2

EXHIBIT
A.	Aircraft Configuration	SA-2
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-2
CS1.	Customer Support Document	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity –General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

LETTER AGREEMENTS
LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R1	Advance Payment Matters	SA-2
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer’s Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 1

LA-1104729R1	Liquidated Damages – Non-Excusable Delay	SA-2
LA-1104730R1	Open Configuration Matters	SA-2
LA-1104731R1	Performance Guarantees – 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R1	Special Matters – 787-9 Block A Aircraft	SA-2
LA-1300863	Performance Guarantees – 787-10 Block A Aircraft	SA-2
LA-1300864	Performance Guarantees – 787-9 Block B Aircraft	SA-2
LA-1301080	Special Matters – 787-9 Block B Aircraft	SA-2
LA-1301081	Special Matters – 787-10 Block A Aircraft	SA-2
LA-1301082	[*]	SA-2

LA-1301083	Promotional Support – 787-10 Aircraft	SA-2
LA-1301084	[*]	SA-2
LA-1302043	[*]	SA-2
LA-1302348R1	[*]	SA-2

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 1

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Purchase Agreement No. PA-03659 between The Boeing Company, a Delaware corporation, (Boeing) and Air Lease Corporation, a Delaware corporation, (Customer) relating to the purchase and sale of Model 787-9 and Model 787-10 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 30, 2010 between the parties, identified as HAZ-AGTA (AGTA).

1.            Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-9 or Model 787-10 aircraft (collectively, the Aircraft).  Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.  After execution of the Purchase Agreement, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

2.            Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1.  Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.            Price.

3.1         Aircraft Basic Price.  The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2         Advance Payment Base Prices.  The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

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Enclosure 1

4.            Payment.

4.1         Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2         The standard advance payment schedule for the Model 787-9 and Model 787-10 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*], less the Deposit, on the effective date of the Purchase Agreement for the Aircraft.  Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3         For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4         Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.            Additional Terms.

5.1         Aircraft Information Table.  Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2         Escalation Adjustment/Airframe and Optional Features.  Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3         Customer Support Variables.  Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA shall be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement.

5.4         [*].  Supplemental Exhibit EE1 describes the [*] and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.5         Service Life Policy Component Variables.  Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 1

5.6         Public Announcement.  Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.7         Negotiated Agreement; Entire Agreement.  This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions.  This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

September 13, 2013
Date

THE BOEING COMPANY	AIR LEASE CORPORATION

/s/ Ken Takahashi	/s/ Grant Levy
Signature	Signature

Ken Takahashi	Grant Levy
Printed name	Printed name

Attorney-in-Fact	Executive Vice President
Title	Title

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BOEING PROPRIETARY

Enclosure 2

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

GENX-1B74/75 Engines

Airframe Model/MTOW:	787-9	545000 pounds	Detail Specification:	787B1-4102-D (4/27/2011)
Engine Model/Thrust:	GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]
In Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (CPI):	[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation	Manufacturer’s	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Serial	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P
[*] 2019[*]	1	[*]	[*]	42116	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	42117	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	42118	[*]	[*]	[*]	[*]	[*]
[*] 2019	1	[*]	[*]	42119	[*]	[*]	[*]	[*]	[*]
Total:	4

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 3

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

Trent 1000J Engines

Airframe Model/MTOW:	787-9	545000 pounds	Detail Specification:	787B1-4102-D (4/27/2011)
Engine Model/Thrust:	TRENT1000-J	73800 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (ECI):	[*]
In Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (CPI):	[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation	Manufacturer’s	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Serial	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P
[*] 2019[*]	1	[*]	[*]	42116	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	42117	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	42118	[*]	[*]	[*]	[*]	[*]
[*] 2019	1	[*]	[*]	42119	[*]	[*]	[*]	[*]	[*]
Total:	4

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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HAZ-PA-03659 56527-2F.TXT	Boeing Proprietary	Page 1

Enclosure 4

Table 1B To

Purchase Agreement No. PA-03659

787-9 Block B Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:	787-9	553000 pounds	Detail Specification:	787B1-4102-J (5/17/2013)
Engine Model/Thrust:	GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*] 2019		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2020		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-2
HAZ-PA-03659 63947-1F.TXT	Boeing Proprietary	Page 1

Enclosure 5

Table 1B To

Purchase Agreement No. PA-03659

787-9 Block B Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000J Engines

Airframe Model/MTOW:	787-9	553000 pounds	Detail Specification:	787B1-4102-J (5/17/2013)
Engine Model/Thrust:	TRENT1000-J	73800 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*] 2019		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2020		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-2
HAZ-PA-03659 63947-1F.TXT	Boeing Proprietary	Page 1

Enclosure 6

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:	787-10	553000 pounds	Detail Specification:	787B1-3806-E (5/10/2013)
Engine Model/Thrust:	GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*] 2019		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-2
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 1

Enclosure 6

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-2
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 2

Enclosure 6

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-2
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 3

Enclosure 6

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-2
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 4

Enclosure 6

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-2
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 5

Enclosure 6

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2023		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	30

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-2
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 6

Enclosure 7

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Trent 1000-J Engines

Airframe Model/MTOW:	787-10	553000 pounds	Detail Specification:	787B1-3806-E (5/10/2013)
Engine Model/Thrust:	TRENT1000-J	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*] 2019		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	SA-2

Enclosure 7

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Trent 1000-J Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	SA-2

Enclosure 7

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Trent 1000-J Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	SA-2

Enclosure 7

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Trent 1000-J Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	SA-2

Enclosure 7

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Trent 1000-J Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	SA-2

Enclosure 7

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Trent 1000-J Engines

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

Delivery	Number of	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]

Date	Aircraft	(Airframe)	(Engine)	Price Per A/P
[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2023		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	30

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	SA-2

Enclosure 8

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Air Lease Corporation

Exhibit A to Purchase Agreement Number PA-03659

HAZ-PA-03659-EXA	EXA Page 1
SA-2

BOEING PROPRIETARY

Enclosure 8

Exhibit A-1

AIRCRAFT CONFIGURATION

Dated _______________, 2013

relating to

BOEING MODEL 787-9 BLOCK A AIRCRAFT

The contents of Exhibit A-1 will be defined pursuant to the provisions of Letter Agreement HAZ-PA-03659-LA-1104730R1, “Open Configuration Matters”, to the Purchase Agreement.

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Enclosure 8

Exhibit A-2

AIRCRAFT CONFIGURATION

Dated _______________, 2013

relating to

BOEING MODEL 787-9 BLOCK B AIRCRAFT

The contents of Exhibit A-2 will be defined pursuant to the provisions of Letter Agreement HAZ-PA-03659-LA-1104730R1, “Open Configuration Matters”, to the Purchase Agreement.

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Enclosure 8

Exhibit A-3

AIRCRAFT CONFIGURATION

Dated _______________, 2013

relating to

BOEING MODEL 787-10 BLOCK A AIRCRAFT

The contents of Exhibit A-3 will be defined pursuant to the provisions of Letter Agreement HAZ-PA-03659-LA-1104730R1, “Open Configuration Matters”, to the Purchase Agreement.

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Enclosure 9

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

Air Lease Corporation

Exhibit B to Purchase Agreement Number PA-03659

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Enclosure 9

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787-9 and 787-10 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties.  This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.            GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1         Airworthiness and Registration Documents.  Not later than [*] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.  In addition, and not later than [*] prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2         Certificate of Sanitary Construction.

1.2.1    U.S. Registered Aircraft.  Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.  The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2    Non-U.S. Registered Aircraft.  If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [*] prior to delivery.  Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 9

Health Service and present it to Customer at the time of Aircraft delivery.  The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3         Customs Documentation.

1.3.1    Import Documentation.  If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [*] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2    General Declaration - U.S.  If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*] prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*] prior to delivery of such intention.  If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing.  Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3    Export Declaration - U.S.  If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.            Insurance Certificates.

Unless provided earlier, Customer or Customer’s Lessee will provide to Boeing within [*] prior to delivery, but not later than [*] prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.            NOTICE OF FLYAWAY CONFIGURATION.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 9

Not later than [*] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight.  This configuration letter should include:

(i)                                  the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training (planned to be conducted during the ferry flight), the method of payment for such fuel, and fuel load for the ferry flight;

(ii)                              the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)                          any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)                          a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)                              a complete ferry flight itinerary.

4.            DELIVERY ACTIONS BY BOEING.

4.1         Schedule of Inspections.  All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft.  Customer will be informed of such schedules.

4.2         Schedule of Demonstration Flights.  All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3         Schedule for Customer’s Flight Crew.  Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4         Fuel Provided by Boeing.  Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 9

Aircraft Model	Fuel Provided
737	[*]
747	[*]
757	[*]
767	[*]
777	[*]
787	[*]

4.5         Flight Crew and Passenger Consumables.  Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6         Delivery Papers, Documents and Data.  Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery.  If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

4.7         Delegation of Authority.  If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.            DELIVERY ACTIONS BY CUSTOMER.

5.1         Aircraft Radio Station License.  At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2         Aircraft Flight Log.  At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3         Delegation of Authority.  Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4         TSA Waiver Approval.  Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA approved program.  Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval.  A copy of the TSA waiver approval is to be provided by

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 9

Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

5.5         Electronic Advance Passenger Information System.  Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS).  Customer needs to establish their own account with US Customs and Border Protection in order to file for departure.  A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

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Enclosure 10

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

Air Lease Corporation

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03659

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Enclosure 10

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 787-9 and 787-10 AIRCRAFT

1.         Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation.  The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = [*]

Where:

Pa =       [*]

P =        [*]

L =                          [*]

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 10

M =                      [*]

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)                                  In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)                              [*]

(iii)                          [*]

(iv)                          The [*] (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)                              The final value of Pa will be rounded to the nearest dollar.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 10

(vi)                          The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.            Values to be Utilized in the Event of Unavailability.

2.1         If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.  However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2         Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3         In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4         If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics).  A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. [*]

Note:

(i)                                  The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 10

day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery.  The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)                              The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

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Enclosure 11

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit BFE1

to Purchase Agreement Number 03659

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BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-9 and 787-10 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.            Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and model/part of the following BFE items by the first day of the following months:

Item	Number of months prior to the first day of the scheduled month of delivery
Premium Seats with Design for Manufacturing and Assembly (DFMA) required (and IFE Supplier)	[*]
Premium Seats that meet the seat program requirements and in-sequence installation requirements of Boeing document D6-83347	[*]
Bar Units	[*]
Galley Carts	[*]
Life Vests	[*]
Upholstery	[*]

2.            On-dock Dates and Other Information.

On or before [*], Boeing will provide to  Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BFE.  These requirements may be periodically revised by Boeing.    Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA.   For planning purposes, the first Aircraft preliminary BFE seat requirements and preliminary on-dock dates for all BFE items are set forth below.

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The below “Completion Date” represents the first day of the month by which the specific milestone must be completed to support a BFE seat program.

Customer’s Code 1 Introduction Aircraft: BFE Seat Program Milestones (Code 1 Introduction Aircraft Delivery Only)

Milestone	Completion Date
Initial Technical Coordination Meeting (ITCM)	[*]
Preliminary Design Review (PDR)	[*]*
Critical Design Review (CDR)	[*]*
Final Seat Review (FSR)	[*]*
Inspection	[*]*
Premium Seat On-Dock Date for Code 1 Introduction Aircraft delivery	[*]

* Will be determined at the ITCM for the respective Code 1 Introduction Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Preliminary On-Dock and Customer Inspection Months

(Note: All requirements are set forth below.  If a month is listed, then the due date is the first day of the month.  If no date is listed, then there is no requirement.)

787-9 Aircraft:

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery	Quantity	Premium Seats	Bar Units	Galley Carts	Life Vests	Upholstery
[*]	5	[*]
[*]	2

787-10 Aircraft:

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery	Quantity	Premium Seats	Bar Units	Galley Carts	Life Vests	Upholstery
[*]	3	[*]
[*]	7
[*]	7
[*]	8
[*]	5

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.            Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

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Enclosure 12

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

And

Air Lease Corporation

Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field and Engineering Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials

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787 CUSTOMER SUPPORT DOCUMENT

PART 1:                                 BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.                                 Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1                        Customer is awarded [*] points (Training Points).  At any time before twenty-four (24) months after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values.  At the end of the Training Program Period any unused Training Points will expire.

1.2                        In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1             Flight dispatcher model specific instruction; one (1) class of six (6) students (1 aircraft); Flight dispatcher model specific instruction; two (2) classes of six (6) students (> 2 aircraft);

1.2.2             performance engineer model specific instruction in Boeing’s regularly scheduled courses; schedules are published yearly.

1.2.3             Additional Flight Operations Services:

(i)                                  Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer’s main base;

(ii)                              Instructor pilots for sixty (60) Man Days (as defined in Article 5.4, below) for revenue service training assistance (1 aircraft); Instructor pilots for ninety (90) Man Days (as defined in Article 5.4, below) for revenue service training assistance (> 2 aircraft);

(iii)                          an instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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If any part of the training described in this Article 1.2 is not completed by Customer within twenty-four (24) months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

2.                                 Training Schedule and Curricula.

2.1                          Customer and Boeing will together conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft of a model to define and schedule the maintenance, flight training and cabin attendant training programs.  At the conclusion of each planning conference the parties will document Customer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2                          Customer may also request training by written notice to Boeing identifying desired courses, dates and locations.  Within fifteen (15) days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.                                 Location of Training.

3.1                        Boeing will conduct all flight and maintenance training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the Aircraft.  Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired. Notwithstanding the above, dispatcher and performance engineering training will only be conducted at the Boeing Seattle training campus.

3.2                        If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the dispatcher and performance engineering training courses) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1             Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2             Customer will pay Boeing’s then current per diem for Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

3.2.3             Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials which must be shipped between the primary training facility and the alternate training site;

3.2.4             Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

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3.2.5             those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site.  Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4.                                 Training Materials.

Training Materials will be provided for each student.  Training Materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Customer’s provision of training to individuals directly employed by the Customer.

5.                                 Additional Terms and Conditions.

5.1                          All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing’s standard catalog of Optional Features.  Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2                          All training will be provided in the English language.  If translation is required, Customer will provide interpreters.

5.3                          Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility. If Boeing determines that training will be provided in Charleston, South Carolina, Boeing will evaluate providing transportation services at that site. If in the future Boeing offers transportation services in Charleston, South Carolina, such services will be provided to Customer consistent with Boeing’s then-current policies in place regarding transportation services.

5.4                          Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period (Man Day), of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying.  These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.5                          Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts.  Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470).  Customer will provide

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Enclosure 12

such services if flight crew training is conducted elsewhere.  Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6                          If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible.  Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs.  If Boeing’s estimated labor charge for the repair exceeds Twenty-five Thousand U.S. Dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.7                          If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option.  Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8                          If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training.  At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf.  The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified.  Customer will pay the invoiced amount to Boeing within thirty (30) days of the date of the invoice.

5.9                          If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft.  If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

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787 CUSTOMER SUPPORT DOCUMENT

PART 2:                                 FIELD AND ENGINEERING SUPPORT SERVICES

1.                                 Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1                          Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending twelve (12) months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2                          When a Field Service Representative is positioned at Customer’s facility, Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives.  As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3                          Boeing’s Field Service Representatives are assigned to various airports and other locations around the world.  Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.                                 Engineering Support Services.

2.1                        Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA).  Technical advisory assistance, provided, will include:

2.1.1             Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2             Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

2.1.3             Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4             Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

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2.1.5             Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design.  Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6             Maintenance Engineering.  Boeing will provide the following Maintenance Engineering support:

2.1.6.1                                                Maintenance Planning Assistance.  Upon request, Boeing will provide (i) one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning and (ii) one (1) on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.2                                                GSE/Shops/Tooling Consulting.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.3                                                Maintenance Engineering Evaluation.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation.  Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.7             Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:

2.1.7.1                                                Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.7.2                                                Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.7.3                                                Assistance with solving operational problems associated with delivery and route-proving flights.

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2.1.7.4                                                Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.7.5                                                If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.

2.1.7.6                                                Assistance in developing an Extended Twin Operations (ETOPs) plan for regulatory approval.

2.2                          Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight.  The following conditions will apply to Boeing’s performance:

2.2.1             Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2             As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3             The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4             Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5             The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3                          Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services).  Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.  The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work.  Title to and risk of loss of any such Aircraft will always remain with Customer.

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787                     CUSTOMER SUPPORT DOCUMENT

PART 3:                                 TECHNICAL INFORMATION AND MATERIALS

1.                                   General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information.  Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.  Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories:  (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data; (vii) scheduled maintenance data; and (viii) service bulletin incorporation.

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement and Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft.  Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.”  Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use.  Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.                                   Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) additional information related to certain Boeing furnished Materials, including but not limited to: delivery timing, delivery method and revision information, all of which shall be recorded in a worksheet (Document Worksheet) (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

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3.                                   Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents.  The format for this data and information is not yet determined in all cases.  Whenever possible Boeing will provide such data and information through electronic access or other means, both at its sole discretion.

(i)                                  Flight Operations Information.

Airplane Flight Manual (AFM)
Dispatch Deviation Guide (DDG)
ETOPS Guide Vol. III (Operational Guidelines and Methods)
Flight Attendant Manual (FAM)
Flight Crew Operations Manual and Quick Reference Handbook (FCOM/QRH)
Flight Crew Training Manual (FCTM)
Flight Management Computer (FMC) Supplementary Data Document
Jet Transport Performance Methods (JTPM)
Performance Engineer’s Tool (PET)
Weight and Balance Manual (Chapter 1, Control and Loading) (WBM)

(ii)                              Maintenance Information.

Aircraft Maintenance Manual (Part 1) (AMM) Systems Description Section (SDS)
Aircraft Maintenance Manual (Part 2) (AMM) Practices and Procedures
Baggage Cargo Loading Manual (BCLM)
Boeing Component Maintenance Manual (BCMM)
Component Service Bulletins (CSB)
Engineering Design Data – Assembly and Installation Drawings
Engineering Design Data – Assembly and Installation Drawings Bill of Materials
Fault Isolation Manual (FIM)
Fault Reporting Manual (FRM)
Live Animal Carriage Document (LACD)
Maintenance Implementation Document (MID)
Power Plant Buildup Manual (except Rolls Royce) Maintenance Tips (MTIP)
Markers and Stencils

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Nondestructive Test Manual (NDT)
Profile Drawings
Remote Certification Service Bulletin
Service Bulletins (SB) a. Service Bulletin Information Notices (IN)
Service Letters (SL)
Standard Overhaul Practices Manual Chapter 20 (SOPM)
Standard Wiring Practices Manual Chapter 20 (SWPM)
Structural Repair Manual (SRM)
Systems Schematics (SSM)
Validation Copy Service Bulletin
Wiring Diagrams (WDM)

(iii)                          Maintenance Planning.

Airplane Maintenance Inspection Intervals (AMII)
Configuration, Maintenance and Procedures (CMP) for ETOPS
ETOPS Guide Vol. II (Maintenance Program Guidelines)
Maintenance Planning Data (Sections 1-8) (MPD)
Maintenance Planning Data (Section 9) 787 Airworthiness Limitations (AWL)
Maintenance Planning Data (Section 9) 787 Certification Maintenance Requirements (CMR)
Maintenance Planning Data (Section 9) 787 Airworthiness Limitations - Line Number Specific (AWLLNS)
Maintenance Planning Data (Section 9) 787 Special Compliance Items (SCI)
Maintenance Review Board Report (MRBR)
Maintenance Task Cards and Index (TASK)

(iv)                          Spares Information.

Illustrated Parts Catalog Data (IPD)
Product Standards Books(PSDS)

(v)                              Airplane & Airport Information.

Airplane Characteristics for Airport Planning (ACAP)
Airplane Rescue and Fire Fighting Information (ARFF)
Airplane Recovery Document (ARD)
Engine Ground Handling Document (EGH)
ETOPS Guide Vol. 1 (CMP Supplement)
GSE Tooling Drawings (3D Model, bill of Material, 2D

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Drawings and Drawing Notes)
Illustrated Tool and Equipment Manual (ITEM)
Maintenance Facility and Equipment Planning Document (MFEPD)
Special Tool and Ground Handling Index (IND)

(vi)                          Shop Maintenance.

Component Maintenance Manual /Overhaul Manual (CMM/OHM) Index
Product Support Supplier Directory (PSSD)
Supplier’s Component Maintenance Manuals (SCMM)
Supplier Product Support and Assurance Agreements Document (Vols. 1 & 2) (PSAA)
Supplier Service Bulletins (SSB)

4.                                   Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access.  Such advance Materials will be for advance planning purposes only.

5.                                   Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

6.                                   Revisions.

6.1                          The schedule for updating certain Materials will be identified in the planning conference.  Such updates will reflect changes to Materials developed by Boeing.

6.2                          If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7.                                   Supplier Technical Data.

7.1                          For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

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7.2                          The provisions of this Article will not be applicable to items of BFE.

7.3                          Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the Aircraft.

8.                                   Buyer Furnished Equipment Data.

Boeing will incorporate BFE maintenance information into the customized Materials providing Customer makes the information available to Boeing at least six (6) months prior to the scheduled delivery month of each Aircraft.  Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered.  For BFE maintenance information provided less than six (6) months before delivery, Boeing will incorporate such BFE maintenance information at the earliest revision cycle. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services.  Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format.

9.                                   Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access.  Customer will specify a single address and Customer shall promptly notify Boeing of any change to that address.  Boeing will pay the reasonable shipping costs of the Materials.  Customer is responsible for any customs clearance charges, duties, and taxes.

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787 CUSTOMER SUPPORT DOCUMENT

PART 4:                                 ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.                                   a labor stoppage or dispute in progress involving Customer;

2.                                   wars or warlike operations, riots or insurrections in the country where the facility is located;

3.                                   any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4.                                   the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

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787 CUSTOMER SUPPORT DOCUMENT

PART 5:                                 PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.                                   General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement.  Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party.  Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.                                   License Grant.

2.1                          Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement.  Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement.  Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2                          Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3.                                   Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.                                   Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing.  In addition,

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Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use.  Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement.  Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor.  A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.                                   Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1                          When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft.  Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed.  Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2                          In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet.  Such suspension may be for an indefinite period of time.

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787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU

787 Training Courses	Per Class Student Maximum	Total Points Per Class*
Flight
787 Pilot Transition Course	2	17
787 Pilot Shortened Transition Course (STAR)	2	9
777 to 787 Pilot Differences Course	2	6
787 Pilot Recurrent Course	2	6
787 Pilot Transition Course during Non-social Sessions**	2	15
787 Pilot Shortened Transition Course (STAR) during Non-social Sessions**	2	8
777 to 787 Pilot Differences Course during Non-social Sessions**	2	5
787 Pilot Recurrent Course during Non-social Sessions**	2	5
Additional 787 Four Hour Simulator Session (with or without Boeing instructor)	2	1
Additional 787 Ground School Training Day (with or without FTD)	2	1
Cabin Crew/Door Training
787 Cabin Safety Training (includes Exits/Door Training)	12	2
787 Emergency Exits/Doors Training Course	12	1
Maintenance
787 General Familiarization Maintenance Course (web-based)	24	1
787 General Familiarization Maintenance Course (instructor-led)	24	3
787 Operations/Handling (web-based)	24	1
787 Airframe/Powerplant/Electrical/ Avionics (B1/B2 Compliant) Systems Line & Base Maintenance Course with web based Foundation Training (Theory only training)	15	25
787 EASA Part 147 Approved B2 Electrical/Avionics Line & Base Maintenance Course (Theory only training)	15	23
787 Engine Run-Up Course	3	2
787 Aircraft Rigging Course	6	7
787 Line Maintenance Support Systems	6	10
787 Fiber Optics Course	10	4
787 Repair of Advanced Composite Structures for Technicians Course	8	10
787 Composite Repair & Design for Engineers	8	10
787 Composite Repair for Inspectors	8	4

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Generic Training Courses
Composite/Metal Bond Part I - Introduction to Advanced Composite Materials and Metal Bond Repair	12	4
Composite/Metal Bond Part II - Basic Composite Repair for Technicians	12	5
Composite/Metal Bond Part III - Advanced Composite Component Repair	12	9
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians	12	5
Composite/Metal Bond Part V - Metal Bond Repair for Technicians	12	5
Repair of Advanced Composite Structures for Engineers	20	5
Composite Repair Design with Practical Application	12	10

Generic Training Courses
Corrosion Prevention & Control Course	10	4
Composite/Metal Bond Part I - Introduction to Advanced Composite Materials and Metal Bond Repair	12	4
Composite/Metal Bond Part II - Basic Composite Repair for Technicians	12	5
Composite/Metal Bond Part III - Advanced Composite Component Repair	12	9
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians	12	5
Composite/Metal Bond Part V - Metal Bond Repair for Technicians	12	5
Repair of Advanced Composite Structures for Engineers	20	5
Composite Repair Design with Practical Application	12	10

CBT Products	For Customer’s Internal Use Only CBT License
Flight
Initial Transition CBT	4 points/crew first year + 2 points/crew each additional year for 4 years Or
72 points first year + 22 points each additional year for 4 years - unlimited use
STAR CBT	3 points/crew first year + 1 point/crew each additional year for 4 years Or 54 points first year + 19 points each additional year for 4 years unlimited use
787 Cabin Safety Training CBT	20 points first year + 3 points each additional year for 4 years unlimited use
Maintenance
Line and Base Systems CBT (excludes Line Oriented Scenarios)	410 points per year for unlimited use

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*Points per Class are based upon training conducted according to the standard Boeing training course.  Extended or modified courses will require point adjustment to reflect altered work statement or duration.

**Non-social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time.  To qualify for this discount all simulator sessions for a given course must be scheduled as Non-social Sessions.

***The courses and products listed in this Attachment A are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

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[*],

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03659

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 787-9 and 787-10 AIRCRAFT

1.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

3.                                   Engine Warranty.

Boeing has obtained from GE the right to extend to Customer the provisions of GE's warranty as set forth below (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth herein.  Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty as hereinafter set forth, and such Warranty shall apply to all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (GEnx type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor GE shall have any obligation arising there from.  In consideration for Boeing's extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GEnx type Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities.

The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between GE and Boeing.  Copies of the Warranty and Product Support Plan shall be provided to Customer by Boeing upon request.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*],

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03659

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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1.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

3.                                   Engine Warranty.

Boeing has obtained from Rolls-Royce plc the right to extend to Customer the provisions of Rolls-Royce plc's warranty agreement (herein referred to as the Warranty); subject, however, to Customer's acceptance of the conditions set forth therein.  Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of the Warranty, and such Warranty shall apply to all Trent 1000 type engine(s), including all Modules and Parts thereof as such terms are defined in the Warranty, installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft (Engine(s)) except that, if Customer and Rolls-Royce plc have executed an  Engine general terms agreement (Engine GTA), then the terms of that Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor Rolls-Royce plc shall have any obligation arising there from.  In consideration for Boeing's extension of the Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities.  In addition, Customer hereby releases and discharges Rolls-Royce plc from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engine(s) except as otherwise expressly assumed by Rolls-Royce plc in such Warranty or Engine GTA between Customer and Rolls-Royce plc and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

The Rolls-Royce plc Warranty is set forth in Exhibit C to the applicable Engine purchase contract between Rolls-Royce plc and Boeing.  Copies of the Rolls-Royce plc Warranty shall be provided to Customer by Boeing upon request.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-EE1	EE1 Page 5

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BOEING PROPRIETARY

Enclosure 14

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03659

SA-2

HAZ-PA-03659-SLP1	SLP1 Page 1

BOEING PROPRIETARY

Enclosure 14

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787-9 and 787-10 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03659.

1.                                   Wing.

(i)                     Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)                 Wing spar webs, chords and stiffeners.

(iii)             Inspar wing ribs.

(iv)             Inspar splice plates and fittings.

(v)                 Main landing gear support structure.

(vi)             End ribs removable outboard wingbox, including spars and skins.

(vii)         Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(viii)     Wing-to-body structural attachments.

(ix)             Engine pylon support fittings attached directly to wing primary structure.

(x)                 Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps/flapperon.

(xi)             Leading edge device and trailing edge flap support system.

(xii)         Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

SA-2

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BOEING PROPRIETARY

Enclosure 14

2.                                   Body.

(i)                     External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)                 Window and windshield structure but excluding the windows and windshields.

(iii)              Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components.  Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)             Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v)                 Main gear wheel well pressure deck, bulkheads and landing gear beam structure.

(vi)             Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)          Forward and aft pressure bulkheads.

(viii)      Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix)             Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

SA-2

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BOEING PROPRIETARY

Enclosure 14

(x)                  Support structure in the body for the stabilizer pivot and stabilizer screw.

3.                                   Vertical Stabilizer.

(i)                      External skins between front and rear spars.

(ii)                  Front, rear and auxiliary spars including stiffeners.

(iii)              Attachment fittings between vertical stabilizer and body.

(iv)              Inspar ribs.

(v)                  Rudder hinges and supporting ribs, excluding bearings.

(vi)              Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii)          Rudder internal, fixed attachment and actuator support structure.

4.                                   Horizontal Stabilizer.

(i)                      External skins between front and rear spars.

(ii)                  Horizontal stabilizer main torque box spars.

(iii)              Stabilizer splice fittings, rib, pivot and screw support structure.

(iv)              Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(v)                  Elevator internal, fixed attachment and actuator support structure.

(vi)              Elevator hinges and supporting ribs, excluding bearings.

5.                                   Engine Pylon.

(i)                      Pylon skins, webs, doublers and stiffeners.

(ii)                  Internal pylon chords, frames and bulkheads.

(iii)              Pylon to wing fittings, diagonal brace and links.

(iv)              Engine mount support attached directly to pylon structure.

SA-2

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BOEING PROPRIETARY

Enclosure 14

(v)                  Fuse pins.

6.                                   Main Landing Gear.

(i)                      Outer cylinder.

(ii)                  Inner cylinder.

(iii)              Upper and lower side brace, including spindles

(iv)              Upper and lower drag brace, including spindles and shackle.

(v)                  Downlock links including spindles.

(vi)              Torsion links.

(vii)          Truck beam.

(viii)      Axles.

7.                                   Nose Landing Gear.

(i)                      Outer cylinder.

(ii)                  Inner cylinder, including axle.

(iii)              Upper and lower drag brace.

(iv)              Downlock links.

(v)                  Steering support plates, tube and collar.

(vi)              Torsion links.

NOTE:                                                The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

SA-2

HAZ-PA-03659-SLP1	SLP1 Page 5

BOEING PROPRIETARY

Enclosure 15

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104716R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03659-LA-1104716 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[*]

1.                                   [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104716R1	SA-2
[*]	LA Page 1

BOEING PROPRIETARY

Enclosure 15

[*]

3.                                   [*]

4.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104716R1	SA-2
[*]	LA Page 2

BOEING PROPRIETARY

Enclosure 15

5.                                   [*]

6.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part, except as assigned in the assignment of partial rights pursuant to Letter Agreement HAZ-PA-03659-LA-1104728 as amended, Leasing Matters.

7.                                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104716R1	SA-2
[*]	LA Page 3

BOEING PROPRIETARY

Enclosure 15

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104716R1	SA-2
[*]	LA Page 4

BOEING PROPRIETARY

Enclosure 16

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104717R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Demonstration Flight Waiver

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104717 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs:  Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy:  A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight.  For each test flight waived, Boeing agrees to provide Customer [*].

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer.  In addition, it is agreed that Boeing will have

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104717R1	SA-2
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BOEING PROPRIETARY

Enclosure 16

responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be liable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing each Flight Discrepancy and indicating the Correction Cost incurred by Customer.  This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within [*] after the first flight by Customer.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104717R1	SA-2
Demonstration Flight Waiver		LA Page 2

BOEING PROPRIETARY

Enclosure 17

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104718R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This Letter Agreement cancels and supersedes Letter Agreement LSQ-PA-03659-LA-1104718 and amends the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-1104718R1	SA-2
[ * ]		LA Page 1

BOEING PROPRIETARY

Enclosure 17

3.                                   [*]

4.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-1104718R1	SA-2
[ * ]		LA Page 2

BOEING PROPRIETARY

Enclosure 17

5.                                   [*]

6.                                   [*]

7.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-1104718R1	SA-2
[ * ]		LA Page 3

BOEING PROPRIETARY

Enclosure 17

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-1104718R1	SA-2
[ * ]		LA Page 4

BOEING PROPRIETARY

Enclosure 18

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104719R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Other Matters

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104719R1	SA-2
Other Matters	LA Page 1

BOEING PROPRIETARY

Enclosure 18

[*]

3.                                 Documents.

Approximately twelve (12) months prior to delivery of the first Aircraft, Customer and Boeing will conduct a document conference.  At that time, Boeing and Customer will complete a document worksheet whereby Customer may specify which documents Customer would like to receive and select the applicable format.  Delivery of documents in any format may be deferred upon Customer’s request.

4.                                 Subsequent Lessee Data.

4.1                          Boeing agrees to provide the documents listed below to subsequent lessees (Subsequent Lessee or Subsequent Lessees) of Aircraft purchased by Customer under the Purchase Agreement, so long as Customer still owns the Aircraft.  The current access with revision service will be provided to the Subsequent Lessee for as long as the Subsequent Lessee operates the Aircraft.

Maintenance Data

Aircraft Maintenance Manual

Baggage/Cargo Loading Manual

Fault Isolation Manual

Fault Reporting Manual

Illustrated Parts Data

Maintenance Planning Data Document

Maintenance Task Cards & Index

Structural Repair Manual

System Schematics Manual

Wiring Diagram Manual

Flight Data

Airplane Flight Manual

Airplane Rescue and Fire Fighting Document

Airplane Characteristics for Airport Planning

Dispatch Deviation Guide

Flight Crew Training Manual

Flight Crew Operations Manual & Quick Reference Handbook (non customized)

Operations Manual Bulletins, Technical Bulletins and Flight Operations Reviews

Weight and Balance Manual, Chapter 1

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 18

4.2                          Such consideration as described by this paragraph 4 is not assignable upon sale of the Aircraft, except when such Aircraft is sold by Customer to a related entity in which the parent has majority ownership interest in.

5.                                 Exhibit B, Article 1.2.2, Certificate of Sanitary Construction.

At time of delivery of the Aircraft, Boeing agrees to use reasonable efforts to obtain a Certificate of Sanitary Construction for Customer’s non U.S. registered aircraft. It is understood by Customer that the Certificate of Sanitary Construction is issued by the U.S. public health service and Boeing may not be able to obtain a certificate if the U.S. health service is not willing to provide for a non-U.S. registered aircraft.

6.                                 Boeing 787 E-Enabling Transition Services.

6.1                          In the event that Customer requires direct Boeing provided E-Enabling software services and/or E-Enabling support services (which may include other Boeing support required to transfer Aircraft) (E-Enabling Transition Services) that are required for the transition of the Aircraft from a Lessee (Transition Event), then Boeing will provide such E-Enabling Transitions Services to Customer at no cost for up to [*] Transition Events not to exceed an aggregate of [*] Aircraft.

6.1.1             Boeing confirms that Boeing provided E-Enabling Transition Services will not be required for Transition Events between a Lessee to a Subsequent Lessee where both the Lessee and Subsequent Lessee have access to the necessary e-Enabling infrastructure (Standard Transition).  For the avoidance of doubt, there will be no cost to Customer for Boeing provided E-Enabling Transition Services for a Standard Transition.

6.1.2             The provision of the Boeing E-Enabling Transitions Services to ALC pursuant to this paragraph 6 is contingent upon a Customer requirement to manage the e-Enabling software configuration for the Aircraft during a Transition Event during (i) an Aircraft off-lease event or (ii) between a Lessee to a Subsequent Lessee.

6.1.3             When the E-Enabling Transition Services are required by Customer, Boeing and Customer will enter into a separate Order to the CSGTA for the provision of such E-Enabling Transition Services.  Customer will provide Boeing with reasonable notice when the Boeing provided E-Enabling Transition Services are required by Customer.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 18

6.1.4             The consideration provided to Customer as described in this paragraph 6 may only be applied to Aircraft purchased by Customer under the Purchase Agreement, and will only be available for [*] years after delivery of each such Aircraft to Customer.

6.2                          Such consideration as described in this paragraph 6 is not assignable upon sale of the Aircraft, except when such Aircraft is sold by Customer to a related entity in which Customer has a majority ownership interest in such entity.

7.                                 Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

8.                                 Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104719R1	SA-2
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BOEING PROPRIETARY

Enclosure 18

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03659-LA-1104719R1	SA-2
Other Matters	LA Page 5

BOEING PROPRIETARY

Enclosure 19

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104720R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Advance Payment Matters

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03659-LA-1104720 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA (AGTA) between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.                     Alternative Fixed Advance Payment Schedule.

1.1       Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement Customer may elect to pay an alternative fixed advance payment schedule for the respective Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).

1.2       Alternative Fixed Advance Payment Schedule – 787-9 Block A Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 19

[*]	[*]
[*]	[*]

1.3       Alternative Fixed Advance Payment Schedule – 787-9 Block B Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

1.4       Alternative Fixed Advance Payment Schedule – 787-10 Block A Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 19

[*]	[*]

1.5       [*]

2.                            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 19

3.                     [*]

4.                     [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 19

[*]

5.                     Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

6.                     Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 19

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03659-LA-1104720R1	SA-2
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BOEING PROPRIETARY

Enclosure 20

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104721R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03659-LA-1104721 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[*]

Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104721R1	SA-2
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BOEING PROPRIETARY

Enclosure 20

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104721R1	SA-2
[*]		LA Page 2
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Enclosure 21

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104722R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Assignment of Customer’s Interest to a Subsidiary or Affiliate

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03659-LA-1104722 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision in the Purchase Agreement.

1.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104722R1	SA-2
Assignment Subsidiary		LA Page 1
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Enclosure 21

2.         [*]

3.         Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

4.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Assignment Subsidiary		LA Page 2
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Enclosure 21

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Assignment Subsidiary		LA Page 3
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Enclosure 22

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104725R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104725 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.         Definitions.

[*]

Program Aircraft means each Aircraft specified in Table 1A of the Purchase Agreement as of the date of this Letter Agreement.

2.         [*]

3.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 22

4.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]		LA Page 2
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Enclosure 22

5.         [*]

6.         [*]

7.         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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8.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 22

ATTACHMENT A
to Letter Agreement LSQ-PA-03659-LA-1104725R1

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]		Attachment A Page 1
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Enclosure 22

ATTACHMENT B
to Letter Agreement LSQ-PA-03659-LA-1104725R1

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104725R1	SA-2
[*]		Attachment B Page 1
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Enclosure 22

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104725R1	SA-2
[*]		Attachment B Page 2
BOEING PROPRIETARY

Enclosure 22

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1104725R1	SA-2
[*]		Attachment B Page 3
BOEING PROPRIETARY

Enclosure 23

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104726R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104726 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Recitals

1.            Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

2.            The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers.  The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software.  The EULA’s also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3.            Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4.            Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

Agreement

1.            At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s.

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Enclosure 23

2.            Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULA’s.

3.            In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Enclosure 24

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104727R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	AGTA Matters

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement LSQ-PA-03659-LA-1104727R1 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement and the Aircraft General Terms Agreement HAZ-AGTA between Boeing and Customer dated September 30, 2010 (AGTA).

1.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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AGTA Matters		LA Page 1
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Enclosure 24

[*]

2.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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AGTA Matters		LA Page 2
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Enclosure 24

3.            [*]

4.            [*]

5.            [*]

6.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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AGTA Matters		LA Page 3
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Enclosure 24

7.            [*]

8.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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AGTA Matters		LA Page 4
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Enclosure 24

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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AGTA Matters		LA Page 5
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Enclosure 24

9.            [*]

10.         [*]

11.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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AGTA Matters		LA Page 6
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Enclosure 24

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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AGTA Matters		LA Page 7
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Enclosure 24

[*]

12.         [*]

13.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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AGTA Matters		LA Page 8
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Enclosure 24

[*]

14.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 24

15.         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

16.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 16) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 16.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03659-LA-1104727R2	SA-2
AGTA Matters		LA Page 10
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Enclosure 25

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104728R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Leasing Matters for 787 Aircraft

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104728 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees).  This Letter Agreement relates to certain services that Boeing will provide to such Lessees.

1.                                    Lease of Aircraft Prior to Delivery.

The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.

2.                                    Identification of Lessee(s).

2.1                            At the time of execution of the Purchase Agreement, Customer has not identified Lessees to Boeing for any of the Aircraft.  Customer agrees to give Boeing written notice as soon as reasonably practicable [*] of the name and address of the applicable Lessee, the month of Aircraft delivery, the desired country of registration and the manufacturer’s serial number.  If a configuration for the Aircraft identified for a Lessee has not been defined by 17 months prior to the scheduled month of delivery, then Boeing reserves the right to implement such Aircraft into production in the Customer’s baseline configuration set forth in Exhibit A to the Purchase Agreement.

2.2                            Promptly after such notification, Boeing will give Customer written notice as to whether such Aircraft can be delivered no later than its contract delivery month

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Enclosure 25

and in a configuration such that an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.

2.3                            In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate. [*]

3.                                    Partial Assignment of Customer Support Rights.

3.1                            It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to the training, Materials and services described in Supplemental Exhibit CS1 to the Purchase Agreement (CS1) applicable to the Aircraft.  To accommodate these varying requirements Customer may assign to Lessee in accordance with the provision of this Letter Agreement various rights described in the CS1 subject to the following limitations:

3.1.1                Customer shall allocate to each Lessee a reasonable number of points from the total points available under Article 1 of Part 1 of the CS1, and

3.1.2                Lessees shall each receive one (1) class of the training described training pursuant to Article 1.2.1 of Part 1 of the CS1 for each Aircraft leased, up to a maximum of two (2) classes per Lessee; and

3.1.3                each Lessee shall receive instructor pilots for sixty (60) Man Days for revenue service training assistance pursuant to Article 1.2.3 (ii) of Part 1 of the CS1 for the lease of one (1) aircraft, and each Lessee shall receive ninety (90) Man Days of instructor pilots for such training for the lease of two (2) or more Aircraft; and

3.1.4                each Lessee shall receive the ferry flight support and instructor pilot support pursuant to Article 1.2.3 (i) and (iii) of Part 1 of the CS1

3.1.5                each Lessee must be the initial Lessee of the Aircraft

3.1.6                If prior to the date of the lease of an Aircraft the Lessee of such Aircraft has training provided to it or made available to it pursuant to the terms of any other Boeing purchase agreement, then Boeing shall not be obligated to provide the training and services described in Article 1.2 of Part 1 of the CS1.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 25

3.2                            [*]

3.3                            Prior to the provision of any training, services, or Materials to a Lessee under the CS1 (Customer Support Materials and Services), Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions based on the form of Attachment A to this Letter Agreement or another form, as agreed upon by the parties thereto (for the avoidance of doubt, the form in Attachment A is merely a sample form that will be subject to negotiation and changes which are required by the parties thereto).  Such partial assignment will relate only to Customer Support Materials and Services, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.  Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement not assigned pursuant to the assignment described herein or in paragraph 6 of this Letter Agreement.  In addition, Customer will require Lessee to provide the protections described in Article 8 of the AGTA.  Customer expressly agrees that Boeing’s providing all or part of the Customer Support Materials and Services prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of Lessee’s compliance with the provisions of Article 8 of the AGTA, shall not release Customer from any obligations described herein.  [*]

4.                                    Other Agreement Requirements for Lessee.

4.1                            It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft.  At the time Lessee is identified as provided in paragraph 2, above, Customer will confirm whether Lessee has a Customer Services General Terms Agreement (CSGTA) with Boeing, and, if not, advise Lessee of the requirement to enter into a CSGTA and spares provisioning agreements with Boeing in a timely manner in order to provision for spare parts.

4.2                            Boeing and Customer acknowledge that as the Lessees for the Aircraft are identified, and before delivery of the Aircraft, additional agreements will need to be executed between Boeing and the Lessees addressing the following subjects:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 25

4.2.1                CSGTA. Customer Services General Terms Agreement (CSGTA), including Supplemental Agreement for Electronic Access (SA-EA) and Supplemental Agreement for e-Enabling (SA-eE)

4.2.2                Software. Provisions relating to the 787-9 Software License Orders

4.2.3                Post-Delivery Software and Data Loading. Provisions relating to the terms under which Boeing may offer to load lessee’s operational software on the Aircraft after title transfer.

4.2.4                For each Aircraft and Model 787 aircraft that Customer or its affiliates may own or manage (each, a Subject Aircraft), subject to the applicable Lessee’s consent, Boeing will provide Customer and its affiliates with electronic access, including print and inter-Toolbox or inter-service copying capabilities, to all Materials, data and records (which includes any Lessee created or customized Materials, data and records) relating to a Subject Aircraft that are hosted by Boeing on Toolbox, any successor service to Toolbox, or any other Boeing online hosting service; provided, however, that such access will be read-only access during any period a Subject Aircraft is subject to an active lease.  For the avoidance of doubt, Boeing will provide such electronic access to Customer and its affiliates at no charge.  [*]

5.                                    Schedule Requirements.

5.1                            In the event of late notification by Customer of the identity of the Lessees as required by paragraph 2 above, Boeing's ability to schedule and provide the Customer Support Materials and Services and initial provisioning of spare parts to support a Lessee's operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment if such subcontracting is not practicable; provided, however, that if Lessee is amenable to having any or all of the training, services and Materials and initial provisioning of spare parts [*].

5.2                            Customer Introduction Allocations.  Code 1 introductions provide the ability for Customer to introduce new operators to the Aircraft, or for Customer to request a new, or not recently delivered, configuration for an existing Aircraft operator (Code 1 Introduction).  Each Code 1 Introduction available to Customer

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 25

is identified in Table 1 to the Purchase Agreement. Subsequent Code 1 Introductions are subject to Boeing engineering constraints and offerability. Should Customer identify a Lessee that would require an additional Code 1 Introduction beyond the available Code 1 Introductions available to Customer, and such Code 1 Introduction is in a delivery month where Boeing has production constraints, Boeing agrees to work with Customer to negotiate a resolution satisfactory to both parties.

6.                                    Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer's re-delivery of an Aircraft to an initial Lessee, Customer and Lessee may enter into an assignment of certain of the remaining rights and duties under the Purchase Agreement (including warranty rights) relating to such Aircraft, containing terms and conditions based on the form of Attachment B to this Letter Agreement or another form, as agreed upon by the parties thereto, and subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.  For the avoidance of doubt, the form in Attachment B is merely a sample form that will be subject to negotiation and changes which are required by the parties thereto.

7.                                    Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

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Enclosure 25

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Enclosure 25

ATTACHMENT A
to Letter Agreement LSQ-PA-03659-LA-1104728R1

EXPLANATION:

A sample form of Partial Assignment follows as Attachment A.  For the avoidance of doubt, the form in Attachment A will be subject to negotiation and changes which are required by the parties thereto.  A Partial Assignment agreement must be executed prior to the provision of the training, services and Materials described in Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement.  The agreed form of Partial Assignment should assign only rights described in such document and should not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and may be assigned at that time using terms and conditions based on an agreed form of a Full Assignment agreement (a sample of which is included as Attachment B).

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Leasing Matters for 787 Aircraft		Attachment A Page 1

Enclosure 25

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:                           Vice President - Contracts

Mail Stop 75-38

Subject:                                     Partial Assignment of Rights - Air Lease Corporation as Lessor and                                          as Lessee of Model 787 Aircraft (Partial Assignment)

Gentlemen:

In connection with the lease by Air Lease Corporation (Customer) to                                          (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)                                  Purchase Agreement No. PA-03659 dated as of           , 20_____, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 787-9 aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)                              Aircraft General Terms Agreement No. LSQ-AGTA dated as of September 30, 2010, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)                                    dated as of           ,20_____ between Customer and Lessee relating to the lease of the Aircraft (Lease).

(iv)                          Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee.  Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft (Customer Support Materials and Services) under the provisions of Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement.  In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

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Leasing Matters for 787 Aircraft		Attachment A Page 2

Enclosure 25

1.                                    Lessee's Agreement to be Bound.

In consideration of Boeing's consent to this Partial Assignment, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

2.                                    Lessee's Insurance.

Boeing's obligation to provide the Customer Support Materials and Services to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such Customer Support Materials and Services.

3.                                    Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility for (i)  any payments due Boeing with respect to the (a) Aircraft under Purchase Agreement Article 3 (Price) and Article 4 (Payment) and (b) any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii)  the risk protections specified in Article 8 of the AGTA.

4.                                    Assignment to Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the Customer Support Materials and Services under the Customer Support Document to the Purchase Agreement to the extent as described immediately below except that Customer hereby assigns to Lessee sole authority to exercise all rights and powers of Customer with respect to only            points of the total points assigned to Customer under the provisions of Article 1.1 of Part 1 of Supplemental Exhibit CS1 to the Purchase Agreement.  Such authorization shall continue until Boeing shall have received from Customer written notice to the contrary addressed to Boeing's Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055).  Until Boeing shall have received such notice, Boeing shall be entitled to deal exclusively and solely with Lessee with respect to those assigned Customer Support Materials and Services and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such Customer Support Materials and Services during the period prior to Boeing's receipt of such notice shall be final and binding upon Customer.

Customer’s detailed list of the rights it assigns to Lessee.

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Leasing Matters for 787 Aircraft		Attachment A Page 3

Enclosure 25

5.                                    Modification, Revision or Substitution of Customer Support Materials and Services.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of those assigned Customer Support Materials and Services; provided however, that such modification, revision or substitution does not create any additional financial obligation, liability or indemnification by Customer to Boeing.  It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) shall apply to the provision by Boeing of such modified, revised or substituted Customer Support Materials and Services to the same extent as if they were specifically described in the Purchase Agreement.

6.                                    Lessor Access to Boeing-Hosted Lessee Data.

Lessee hereby authorizes Boeing to provide Customer and Customer’s affiliates with read-only electronic access, including print and inter-Toolbox or inter-service copying capabilities, to all Materials, data and records relating to the Aircraft (including any of Lessee’s created or customized Materials, data and records relating to the Aircraft) that are hosted by Boeing on any service.  In addition, Lessee acknowledges that such Materials, data and records that are hosted by Boeing will be provided to Customer and its affiliates upon request of the Customer, without requiring further consent from Lessee and subject to Boeing’s standard business terms.

7.                                    Post-Delivery Work.

It is recognized that Lessee's personnel may request Boeing to perform work on an Aircraft promptly after Lessee takes delivery of such Aircraft under lease from Customer, either prior to the Aircraft's initial departure flight from the delivery site or upon the return of the Aircraft to Boeing's facilities in the Seattle, Washington area, prior to completion of such initial departure flight.  The following provisions shall apply to all work performed by Boeing under the circumstances identified in this paragraph:

(i)                                Title to any such Aircraft shall at all times remain with Customer.

(ii)                            Risk of loss of any such Aircraft, in whole or in part shall remain with Customer and Lessee, as the case may be, and at no time after delivery by Boeing shall risk of loss of the Aircraft revert to Boeing, unless otherwise agreed by the parties in writing.

(iii)                        The provisions of the Boeing Product Assurance Document relating to exclusion of liabilities and disclaimer, set forth in Article 11 of Exhibit C

HAZ-PA-03659-LA-1104728R1	SA-2
Leasing Matters for 787 Aircraft		Attachment A Page 4

Enclosure 25

Part 2 of the AGTA, shall at all times apply to any work performed by Boeing pursuant to this paragraph 11, and to any Boeing-designed system, accessory, equipment or part installed on the Aircraft as part of such work.

(iv)                        The provisions of the Boeing Customer Support Document relating to insurance, set forth in Exhibit B to the AGTA, shall at all times apply to any work performed by Boeing pursuant to this paragraph 11.

(v)                              Lessee shall reimburse Boeing for any work performed on the Aircraft hereunder.

(vi)                          In performing work pursuant to this paragraph 11 Boeing may conclusively rely upon the commitment authority of Lessee personnel.

8.                                    Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment shall (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing's rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.  In addition to its rights under the Purchase Agreement, Boeing has third party beneficiary rights to enforce the terms of this Assignment against Lessee.

9.                                    Signing in Counterparts.

This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

10.                            GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS RULES.

11.                            Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

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Leasing Matters for 787 Aircraft		Attachment A Page 5

Enclosure 25

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and consent to the transfer of rights under the Purchase Agreement as set forth above, by signing the consent set forth below and forwarding one executed copy of this letter to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.

Very truly yours,

AIR LEASE CORPORATION

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 20+

[NAME OF LESSEE]

By

Its

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Enclosure 25

Boeing Acknowledgment

Receipt of the above letter is acknowledged and consent to the transfer of rights under the Purchase Agreement with respect to the Aircraft as described above is confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20+

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Leasing Matters for 787 Aircraft		Attachment A Page 7

Enclosure 25

ATTACHMENT B
to Letter Agreement LSQ-PA-03659-LA-1104728R1

EXPLANATION:

A sample form of Full Assignment agreement follows as Attachment B.  For the avoidance of doubt, the form in Attachment B will be subject to negotiation and changes which are required by the parties thereto.  A Full Assignment is for use at delivery of the Aircraft from Boeing to Customer (and, the simultaneous delivery of the Aircraft from Customer to a Lessee) and prior to the provision of any post-delivery training, services, or support or warranties under the Purchase Agreement.  The agreed form of Full Assignment may assign post-delivery rights or warranties under the Purchase Agreement, which were not assigned by the Partial Assignment.

HAZ-PA-03659-LA-1104728R1	SA-2
Leasing Matters for 787 Aircraft		Attachment B Page 1

Enclosure 25

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:                           Vice President - Contracts

         Mail Stop 75-38

Subject:                                     Assignment of Remaining Rights - Air Lease Corporation as Lessor and                                          as Lessee of Model 787-9 Aircraft

Gentlemen:

In connection with the lease by Air Lease Corporation (Customer) to                                          (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)                                Purchase Agreement No. PA-03659 dated as of           , 20+, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 787-9 aircraft, including that certain aircraft bearing Manufacturer's Serial No. ______ (Aircraft), which is being leased to Lessee.

(ii)                            Aircraft General Terms Agreement No. LSQ-AGTA dated as of           , 20+, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)                        Aircraft Lease Agreement dated as of           , 20+ between Customer and Lessee (Lease).

(iv)                        Notice of Partial Assignment of Rights between Customer and Lessee, acknowledged and Consented to by Boeing, effective as of                                         .

Pursuant to the Lease, Customer has leased the Aircraft to Lessee.  Included in such Lease is the transfer to Lessee of the remaining rights related to the Aircraft under the Purchase Agreement.  In order to accomplish such transfer of rights, as authorized by the provisions of Article 9 of the AGTA the parties agree as follows:

1.                                   Lessee's Agreement to be Bound.

In consideration of Boeing's acknowledgment of this notice, Lessee, its successors and assigns, hereby agree to be bound by and comply with all applicable

HAZ-PA-03659-LA-1104728R1	SA-2
Leasing Matters for 787 Aircraft		Attachment B Page 2

Enclosure 25

terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated in the Purchase Agreement.

2.                                   Lessee's Insurance.

Lessee recognizes that Boeing's obligation to provide training, support and services to Lessee pursuant to Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 8.2 of AGTA or in such other form as may be satisfactory to Boeing, prior to the commencement of such support and services.

3.                                   Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and in the partial assignment (reference 4).  Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation, responsibility for (i)  any payments due Boeing with respect to (a) the Aircraft under Purchase Agreement Article 3 (Price) and Article 4 (Payment) and (b) any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii)  the risk protections specified in Article 8 of the AGTA.

4.                                   Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the Aircraft under the Purchase Agreement to the extent as described immediately below except that Customer hereby assigns to Lessee sole authority to exercise all rights and powers of Customer with respect to only            points of the total points assigned to Customer under the provisions of Article 1.1 of Part 1 of Supplemental Exhibit CS1 to the Purchase Agreement.  Such authorization shall continue until Boeing shall have received from Customer written notice to the contrary addressed to Boeing's Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055).  Until Boeing shall have received such notice Boeing shall be entitled to deal exclusively and solely with Lessee with respect to the assigned rights and powers related to the Aircraft and the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of such notice in relation to such assigned rights and powers, shall be final and binding upon Customer..

Customer’s detailed list of the rights it assigns to Lessee.

5.                                   Modification, Revision or Substitution of Customer Support Materials and Services.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or

HAZ-PA-03659-LA-1104728R1	SA-2
Leasing Matters for 787 Aircraft		Attachment B Page 3

Enclosure 25

substitute the form, type, and scope of those assigned training Customer Support Materials and Services, support services and other things provided by Boeing under the Purchase Agreement, provided however, that such modification, revision or substitution does not create any additional financial obligation, liability or indemnification by Customer to Boeing.  It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) shall apply to the provision by Boeing of such modified, revised or substituted Customer Support Materials and Services to the same extent as if they were specifically described in the Purchase Agreement.

6.                                   Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this Assignment shall (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing's rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.  In addition to its rights under the Purchase Agreement, Boeing has third party beneficiary rights to enforce the terms of this Assignment against Lessee.

7.                                   Signing in Counterparts.

This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

8.                                   GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS RULES.

9.                                   Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.

HAZ-PA-03659-LA-1104728R1	SA-2
Leasing Matters for 787 Aircraft		Attachment B Page 4

Enclosure 25

Very truly yours,

AIR LEASE CORPORATION

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 20+

[NAME OF LESSEE]

By

Its

HAZ-PA-03659-LA-1104728R1	SA-2
Leasing Matters for 787 Aircraft		Attachment B Page 5

Enclosure 25

Boeing Acknowledgment

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of all remaining rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 20+

HAZ-PA-03659-LA-1104728R1	SA-2
Leasing Matters for 787 Aircraft		Attachment B Page 6

Enclosure 26

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104729R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104729 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay:  Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.         Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [*] (collectively the Non-Excusable Delay Payment Period) at a rate of [*] per Aircraft not to exceed an aggregate amount of [*] in total for the [*] Aircraft listed in Table 1 to the Purchase Agreement (Liquidated Damages). The maximum amount of Liquidated Damages that may apply to [*].

2.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 26

3.            [*]

4.            [*]

5.            Exclusive Remedies.

[*] are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery.  Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 26

7.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Enclosure 27

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104730R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Model 787 Open Configuration Matters

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104730 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            [*]

2.            Aircraft Configuration.

2.1         Initial Configuration.  The initial configuration of Customer’s Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev D, dated April 27, 2011 for the 787-9 Block A Aircraft, and Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev. J, dated May 17, 2013 for the 787-9 Block B Aircraft.  The initial configuration for the 787-10 Block A Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev. J dated May 17, 2013, as supplemented by General Description document 787B1-3806 Rev. E dated May 10, 2013.  Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

2.2         Final Configuration Schedule.  Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then current Model 787 Airplane Configuration Specification document and selections from the then current 787 Airplane Descriptions and Selections document (Final Configuration) in accordance with the following schedule:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 27

2.2.1    Subject to the provisions of Article 1.2.2, below, Final Configuration shall be completed no later than [*] prior to delivery of the first Aircraft.

2.2.2    If Customer wishes to include installation of Customer’s BFE premium class seats in the configuration of the Aircraft, Customer shall give written notice to Boeing by the lead times identified in Supplemental Exhibit BFE1 to the Purchase Agreement.

2.2.2.1                If requested by Customer, Boeing will provide a list of offerable BFE premium seat suppliers and previously certified seat models to support Customer’s selection in paragraph 1.2.2 above.

2.2.2.2                Should Customer elect to install a follow-on configuration that includes BFE premium class seat in the configuration of the Aircraft that (i) has been previously certified on another 787 aircraft or (ii) has minor changes from a previous certified seat, Boeing agrees to work with Customer to evaluate offerability of such seat program and to work towards reducing Boeing’s charges for such seat program.

2.2.2.3                In the event, Customer’s timing to secure a lessee for the Aircraft does not afford Customer the ability to comply with the BFE premium class seat lead times set forth in Supplemental Exhibit BFE1 to the Purchase Agreement, Boeing will make reasonable efforts to work with Customer to shorten the lead times [*], based on the BFE premium class seat configuration (reference paragraph 2.2.2.2 above) and Boeing’s then-current lead time criteria.  If Boeing determines that a BFE Seat Selection Lead Time of less than thirty (30) months before delivery is sufficient, Boeing will promptly notify Customer of the reduced lead time and such notice will incorporate the new lead time requirements into the Purchase Agreement.

2.2.2.4                Boeing agrees to maintain current offerings of premium seat suppliers in the 787 Airplane Descriptions and Selections (AD&S) document. A premium seat supplier in this paragraph 2.2.2.4 shall mean a supplier for a premium economy, business / first class seat in the AD&S. To demonstrate this commitment, Boeing will strive to maintain at least two (2) preferred premium class seats for each offering (premium economy and business / first class seat) in the AD&S at all times.  For purposes of this Purchase Agreement, a preferred premium class seat (Preferred Premium Class Seat) is:

(i)                                  for an existing AD&S premium seat selection, a premium seat that, at the BFE Seat Selection Time, has been purchased by another customer and is

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 27

comparable to a premium seat selection that has been certified for in-sequence production installation on modern twin-aisle aircraft available for delivery in the same timeframe as Customer’s Aircraft; or

(ii)                              for a relatively new offering by Boeing that has not been purchased by another customer at the BFE Seat Selection Time, such premium seat will be considered a Preferred Premium Class Seat if it is being actively evaluated in the marketplace for 787 configurations and/or is comparable to a premium seat selection that has been certified for in-sequence production installation on modern twin-aisle aircraft available for delivery in the same timeframe as Customer’s Aircraft.

The determination of a Preferred Premium Class Seat will be made by Boeing and Customer working together in good faith. In the event Boeing and Customer determine that Boeing does not have two Preferred Premium Class Seat selections available at the BFE Seat Selection Time, but Customer elects to pursue a premium seat solution which utilizes an existing catalog offering with configuration changes from a previously certified seat, Customer will pay Boeing’s charges for such seat program based upon Boeing’s level of effort required to support the program. If Boeing does not have two Preferred Premium Class Seat selections available at the BFE Seat Selection Time and Customer elects to pursue a new BFE premium seat program, Boeing will agree to waive the then-current AD&S option charge for a BFE premium seat installation. Boeing’s commitment herein shall not exceed waiver of [*] BFE premium seat installation option charges in total for the [*] Aircraft listed in Table 1 to the Purchase Agreement.

3.            Amendment of the Purchase Agreement.

Within thirty (30) days following Final Configuration Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

3.1         changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration (Baseline Changes);

3.2         incorporation into Exhibit A of the Purchase Agreement of those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes).  [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 27

3.3         revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance of the incorporation of the Customer Configuration Changes;

3.4         changes to the Optional Features Prices, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

3.5         changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for In-Flight Entertainment (IFE) and the price of the IFE reflected in the Customer Configuration Changes.

4.            Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

4.1         Software.  Additional provisions relating to software.

4.2         In-Flight Entertainment (IFE) and/or Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may offer or install IFE and/or BFE in the Aircraft.

5.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors

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Enclosure 27

of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Enclosure 28

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104731R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Aircraft Performance Guarantees – 787-9 Block A Aircraft

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment for the Aircraft identified in Table 1A to the Purchase Agreement (787-9 Block A Aircraft).  These guarantees are exclusive and expire upon delivery of the 787-9 Block A Aircraft to Customer.

1.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

2.            Disclosure of Performance Guarantees to Lessee.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Customer may, however, share the performance guarantees with a Lessee of Customer who has entered into a letter of intent to lease from Customer the Aircraft for which the performance guarantee applies and who has agreed not to disclose the information to others pursuant to an appropriate confidentiality agreement.

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Enclosure 28

3.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR AIR LEASE CORPORATION

SECTION                              CONTENTS

1                                                         AIRCRAFT MODEL APPLICABILITY

2                                                         FLIGHT PERFORMANCE

3                                                         AIRCRAFT CONFIGURATION

4                                                         GUARANTEE CONDITIONS

5                                                         GUARANTEE COMPLIANCE

6                                                         EXCLUSIVE GUARANTEES

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473		SS11-0274
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

1                                                                                       AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft with a maximum takeoff weight of [*] pounds, a maximum landing weight of [*] pounds, and a maximum zero fuel weight of [*] pounds, and equipped with Boeing furnished GEnx-[*] engines.

2                                                                                       FLIGHT PERFORMANCE

2.1                                                                          Mission

2.1.1                                                             Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*] Pounds
TOLERANCE:	[*] Pounds
GUARANTEE:	[*] Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the [*], cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and [*], cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473		SS11-0274
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473		SS11-0274
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

[*]

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.1.5): [*] Pounds

Taxi-Out:
	Fuel	[*] Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*] Pounds
	Distance	[*] Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473		SS11-0274
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

[*]

2.1.2                                                             Mission Range

The still air range with a [*] pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*] Nautical Miles
TOLERANCE:	[*] Nautical Miles
GUARANTEE:	[*] Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473		SS11-0274
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473		SS11-0274
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.1.5): [*] Pounds

Taxi-Out:
	Fuel	[*] Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*] Pounds
	Distance	[*] Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473		SS11-0274
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

[*]

2.1.3                                                             Manufacturer’s Empty Weight Basis

The Manufacturer’s Empty Weight (MEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473		SS11-0274
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

2.1.4 Weight Summary - Air Lease Corporation

Pounds

Standard Model Specification MEW	[*]
787 Airplane Configuration Specification Addendum, 787B1-4102-DLSQ01, dated June 3, 2011

[*]
GEnx Engines
[*]
[*]

Changes for Air Lease Corporation*
Interior Change to [*] Passengers [*]	[*]
Reference LOPA [*]
Selected MTW: [*]	[*]
[*]	[*]
[*]	[*]
Customer Options Allowance	[*]
Air Lease Corporation Manufacturer's Empty Weight (MEW)	[*]

Standard and Operational Items Allowance (Paragraph 2.1.5)	[*]

Air Lease Corporation Operational Empty Weight (OEW)	[*]

	Quantity	Pounds	Pounds

Seat Weight Included*			[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

2.1.5 Standard and Operational Items Allowance
	Qty	lb	lb	lb

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Portable Oxygen Bottles	[*]	[*]
Miscellaneous Equipment			[*]
First Aid Kits	[*]	[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights @ C/A Sta.	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts [*]			[*]
Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew [*]	[*]	[*]
Cabin Crew [*]	[*]	[*]
Baggage [*]	[*]	[*]
Flight Crew Briefcase [*]	[*]	[*]
Catering Allowance & Removable Inserts: 2 Meal Service			[*]
First Class	[*]	[*]
Business Class	[*]	[*]
Economy Class	[*]	[*]
Passenger Service Equipment [*]			[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment (Includes Over Water Equip.)			[*]
Slide Rafts: Main Entry	[*]	[*]
Life Vests	[*]	[*]
Locator Transmitter	[*]	[*]
Cargo System			[*]
[*]		[*]
[*]		[*]
Total Standard and Operational Items Allowance				[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

3                                                                                       AIRCRAFT CONFIGURATION

3.1                                                                          The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revison D, "787 Airplane Configuration Specification", dated April 2011, [*].

3.2                                                                          The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on MEW in its evidence of compliance with the guarantees:

(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)    The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                                                                                       GUARANTEE CONDITIONS

4.1                                                                          All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                                                                          The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

4.3                                                                          In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                          [*]

4.5                                                                          [*]

4.6                                                                          Performance, where applicable, is based on [*].

5                                                                                       GUARANTEE COMPLIANCE

5.1                                                                          Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                          Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3                                                                          Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4                                                                          The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 2.1.5.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

5.5                                                                          The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6                                                                        Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

6                                                                                       EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

MODEL 787-9 PERFORMANCE GUARANTEES

FOR AIR LEASE CORPORATION

SECTION                       CONTENTS

1                                                         AIRCRAFT MODEL APPLICABILITY

2                                                         FLIGHT PERFORMANCE

3                                                         AIRCRAFT CONFIGURATION

4                                                         GUARANTEE CONDITIONS

5                                                         GUARANTEE COMPLIANCE

6                                                         EXCLUSIVE GUARANTEES

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

1                                                                                       AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787-9 Aircraft with a maximum takeoff weight of [*] pounds, a maximum landing weight of [*] pounds, and a maximum zero fuel weight of [*] pounds, and equipped with Boeing furnished Trent [*] engines.

2                                                                                       FLIGHT PERFORMANCE

2.1                                                                          Mission

2.1.1                                                             Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*] Pounds
TOLERANCE:	[*] Pounds
GUARANTEE:	[*] Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

[*]

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.1.5): [*] Pounds

	Taxi-Out: Fuel	[*] Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*] Pounds
	Distance	[*] Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

[*]

2.1.2                                                             Mission Range

The still air range with a [*] pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*] Nautical Miles
TOLERANCE:	[*] Nautical Miles
GUARANTEE:	[*] Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.1.5): [*] Pounds

	Taxi-Out: Fuel	[*] Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*] Pounds
	Distance	[*] Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

[*]

2.1.3                                                             Manufacturer's Empty Weight Basis

The Manufacturer's Empty Weight (MEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659
AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

2.1.4   Weight Summary - Air Lease Corporation

Pounds

Standard Model Specification MEW			[*]
787 Airplane Configuration Specification Addendum, 787B1-4102-DLSQ01, dated June 3, 2011

[*]
Trent [*] Engines
[*]
[*]

Changes for Air Lease Corporation*

Interior Change to [*] Passengers [*]			[*]

Reference LOPA [*]

Selected MTW: [*]			[*]

[*]			[*]

[*]			[*]

Customer Options Allowance			[*]

Air Lease Corporation Manufacturer’s Empty Weight (MEW)			[*]

Standard and Operational Items Allowance (Paragraph 2.1.4)			[*]

Air Lease Corporation Operational Empty Weight (OEW)			[*]

Quantity	Pounds	Pounds

Seat Weight Included*		[*]

[*] [*]	[*]

[*] [*]	[*]

[*] [*]	[*]
[*] [*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659

AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

2.1.5 Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Portable Oxygen Bottles	[*]	[*]
Miscellaneous Equipment			[*]
First Aid Kits	[*]	[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights @ C/A Sta.	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts [*]			[*]
Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew [*]	[*]	[*]
Cabin Crew [*]	[*]	[*]
Baggage [*]	[*]	[*]
Flight Crew Briefcase [*]	[*]	[*]
Catering Allowance & Removable Inserts: 2 Meal Service			[*]
First Class	[*]	[*]
Business Class	[*]	[*]
Economy Class	[*]	[*]
Passenger Service Equipment [*]			[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment (Includes Over Water Equip.)			[*]
Slide Rafts: Main Entry	[*]	[*]
Life Vests	[*]	[*]
Locator Transmitter	[*]	[*]
Cargo System			[*]
[*]		[*]
[*]		[*]
Total Standard and Operational Items Allowance				[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659

AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

3                                                                                       AIRCRAFT CONFIGURATION

3.1                                                                          The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revison D, “787 Airplane Configuration Specification”, dated April 2011, [*].

3.2                                                                          The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on MEW in its evidence of compliance with the guarantees:

(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)    The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                                                                                       GUARANTEE CONDITIONS

4.1                                                                         All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                                                                          The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

4.3                                                                          In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659

AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                          [*]

4.5                                                                          [*]

4.6                                                                          Performance, where applicable, is based on a [*].

5                                                                                       GUARANTEE COMPLIANCE

5.1                                                                          Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                          Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3                                                                         Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4                                                                          The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 2.1.5.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659

AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1104731R1

GEnx-[*] Engines

5.5                                                                          The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6                                                                          Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6                                                                                       EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 03659

AERO-B-BBA4-M11-0473	SS11-0274

BOEING PROPRIETARY

Enclosure 29

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104733R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:            Special Terms - Seats and In-flight Entertainment

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104733 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Definitions.

1.1         “Covered Seats” shall mean those seats which are not otherwise identified in Exhibit A to the Purchase Agreement as Buyer Furnished Equipment.

1.2         “In-flight Entertainment (IFE) System” shall mean the IFE identified in the Detail Specification of the Aircraft, inclusive of the IFE software which is required to test and certify the IFE system on the Aircraft, but exclusive of IFE Customer Software.

1.3         “IFE Customer Software” shall mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE System.

2.            Applicability of Supplemental Exhibit CS1 to the Purchase Agreement.

2.1         Boeing did not enter into product support agreements with the suppliers of the Covered Seats and the IFE System.  Customer is responsible to enter into such product support agreements directly with the suppliers of such Covered Seats and IFE System and such provisions will apply in lieu of the provisions of Supplemental Exhibit CS1 to the Purchase Agreement.

2.2         Boeing will incorporate the Covered Seats and IFE System line maintenance information, received from the suppliers of such Covered Seats and IFE System, into Customer’s customized Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered.  Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of the

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BOEING PROPRIETARY

Enclosure 29

Purchase Agreement, Supplemental Exhibit CS1 (787 Customer Support Document), Part 2, Article 2.3 relating to Additional Services.

3.            Applicability of the Provisions of Exhibit C to the AGTA.

In lieu of the provisions of Part 4 of Exhibit C to the AGTA, the following warranty and patent and copyright indemnities will apply to Covered Seats and the IFE System:

“Boeing will obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from the suppliers of the Covered Seats and IFE System installed on the Aircraft at the time of delivery.  If requested by Customer, Boeing will provide copies of such warranties and indemnities to Customer upon request.”

4.            IFE Customer Software.

Customer is responsible for and assumes all liability with respect to IFE Customer Software.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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BOEING PROPRIETARY

Enclosure 30

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104734R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Special Matters – 787-9 Block A Aircraft

Reference:              Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104734 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.  This Letter Agreement applies only to the four (4) Aircraft identified in Table 1A to the Purchase Agreement (the 787-9 Block A Aircraft).

1.                                   Credit Memoranda.

1.1                          Basic Credit Memorandum. At the time of delivery of each 787-9 Block A Aircraft, Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*].

1.2                          Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-9 Block A Aircraft prior to delivery of the Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer at delivery of each 787-9 Block A Aircraft, a leasing credit memorandum (Leasing Credit Memorandum) in the amount of [*].  Customer will not be permitted to assign this Leasing Credit Memorandum, in whole or in part, without the prior written consent of Boeing.

1.3                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 30

1.4                          [*]

2.                                   [*]

3.                                   [*]

4.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 30

[*]

5.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 30

6.                                 Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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BOEING PROPRIETARY

Enclosure 31

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-3659-LA-1300863

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:                                     Aircraft Performance Guarantees - 787-10 Block A Aircraft

Reference:                Purchase Agreement No. PA-3659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment which are applicable to the Aircraft shown in Table 1C (787-10 Block A Aircraft).  These guarantees are exclusive and expire upon delivery of the 787-10 Block A Aircraft to Customer.

1.                                       [*]

2.                                   Disclosure of Performance Guarantees to Lessee.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Customer may, however, share the performance guarantees with a Lessee of Customer who has entered into a letter of intent to lease from Customer the Aircraft for which the performance guarantee applies and who has agreed not to disclose the information to others pursuant to an appropriate confidentiality agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 31

3.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

4.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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Performance Guarantees – 787-10 Block A Aircraft		LA Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

MODEL 787-10 PERFORMANCE GUARANTEES

FOR AIR LEASE CORPORATION

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

1                                                                                       AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-10 Aircraft equipped with Boeing furnished GEnx-[*] engines.

2                                                                                       FLIGHT PERFORMANCE

2.1                                                                          Mission

2.1.1                                                             Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:                                                                 [*]   Pounds

TOLERANCE:                                           [*]   Pounds

GUARANTEE:                                         [*]   Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the [*], cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and [*], cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]:	[*]

[*]

[*]

[*]

[*]

[*]:	[*]

[*]

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	[*]	Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*]	Pounds
	Distance	[*]	Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*]	Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*]	Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

2.1.2                                                             Mission Range

The still air range with a [*] pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:                                                                 [*]   Nautical Miles

TOLERANCE:                                           [*]   Nautical Miles

GUARANTEE:                                         [*]   Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

Maximum climb thrust is used during climb.

[*]:	[*]

[*]

[*]

[*]

[*]

[*]	[*]

[*]

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is [*] airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	[*]	Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*]	Pounds
	Distance	[*]	Nautical Miles

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

Approach and Landing Maneuver:
Fuel	[*]	Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel	[*]	Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

[*]

2.1.3                                                             Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

2.1.4                                                             787-10 Weight Summary - Air Lease Corporation

Pounds

Standard Model Specification MEW	[*]
787-10 General Description, 787B1-3806, Rev E, Dated May 10, 2013
Baseline Airplane Improvements and Production Changes	[*]
[*] Interior
GEnx Engines
[*]
[*]

Changes for ALC*
[*]	[*]
Reference LOPA [*]
Selected MTW: [*]	[*]
[*]	[*]
[*]	[*]
Customer Options Allowance	[*]
ALC Manufacturer’s Empty Weight (MEW)	[*]

Standard and Operational Items Allowance (Paragraph 2.1.5)	[*]

ALC Operational Empty Weight (OEW)	[*]

	Quantity	Pounds	Pounds

Seat Weight Included*			[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

2.1.5 Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Portable Oxygen Bottles	[*]	[*]
Miscellaneous Equipment			[*]
First Aid Kits	[*]	[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights @ C/A Sta.	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts [*]			[*]
Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew [*]	[*]	[*]
Cabin Crew [*]	[*]	[*]
Baggage [*]	[*]	[*]
Flight Crew Briefcase [*]	[*]	[*]
Catering Allowance & Removable Inserts: 2 Meal Service			[*]
First Class	[*]	[*]
Business Class	[*]	[*]
Economy Class	[*]	[*]
Passenger Service Equipment [*]			[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment (Includes Over Water Equip.)			[*]
Slide Rafts: Main Entry	[*]	[*]
Life Vests	[*]	[*]
Locator Transmitter	[*]	[*]
Cargo System			[*]
[*]		[*]
[*]		[*]
Total Standard and Operational Items Allowance				[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

3                                                                                       AIRCRAFT CONFIGURATION

3.1                                                                          The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision J, “787 Airplane Configuration Specification”, dated May 17, 2013 as supplemented [*].

3.2                                                                          The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)               Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)               The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                                                                                       GUARANTEE CONDITIONS

4.1                                                                          All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                                                                        The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

4.3                                                                          In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

4.4                                                                        [*]

4.5                                                                        [*].

4.6                                                                        Performance, where applicable, is based on a [*] pounds per U.S. gallon.

5                                                                                       GUARANTEE COMPLIANCE

5.1                                                                        Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                        Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.3                                                                        The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.4                                                                        The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.5                                                                      Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

GEnx-[*] Engines

6                                                                                       EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163
BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

MODEL 787-10 PERFORMANCE GUARANTEES

FOR AIR LEASE CORPORATION

SECTION                       CONTENTS

1                                                         AIRCRAFT MODEL APPLICABILITY

2                                                         FLIGHT PERFORMANCE

3                                                         AIRCRAFT CONFIGURATION

4                                                         GUARANTEE CONDITIONS

5                                                         GUARANTEE COMPLIANCE

6                                                         EXCLUSIVE GUARANTEES

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659

AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

1                                                                                       AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-10 Aircraft equipped with Boeing furnished Trent [*] engines.

2                                                                                       FLIGHT PERFORMANCE

2.1                                                                          Mission

2.1.1                                                             Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*]	Pounds
TOLERANCE:	[*]	Pounds
GUARANTEE:	[*]	Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659

AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]:	[*]

[*]

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659

AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel [*]

Takeoff and Climbout Maneuver:
Fuel [*]
Distance [*]

Approach and Landing Maneuver:
Fuel [*]

Taxi-In (shall be consumed from the reserve fuel):
Fuel [*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

For information purposes, the reserve fuel is based on a standard day temperature and [*].

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659

AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

2.1.2                                                             Mission Range

The still air range with a [*] using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*]	Nautical Miles
TOLERANCE:	[*]	Nautical Miles
GUARANTEE:	[*]	Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659

AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

Maximum climb thrust is used during climb.

[*]:	[*]

[*]

[*]

[*]

[*]

[*]	[*]

[*]

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	[*]	Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*]	Pounds
	Distance	[*]	Nautical Miles

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659

AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

Approach and Landing Maneuver:
Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*]

[*]

2.1.3                                                             Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659

AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

2.1.4                                                             787-10 Weight Summary - Air Lease Corporation

Pounds

Standard Model Specification MEW	[*]
787-10 General Description, 787B1-3806, Rev E, Dated May 10, 2013
Baseline Airplane Improvements and Production Changes	[*]
[*]
Trent [*] Engines
[*]
[*]

Changes for ALC*
Interior Change to [*] Passengers ([*])	[*]
Reference LOPA [*]
Selected MTW: [*]	[*]
[*]	[*]
[*]	[*]
Customer Options Allowance	[*]
ALC Manufacturer’s Empty Weight (MEW)	[*]

Standard and Operational Items Allowance (Paragraph 2.1.5)	[*]

ALC Operational Empty Weight (OEW)	[*]

	Quantity	Pounds	Pounds

Seat Weight Included*			[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659

AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

2.1.5  Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Portable Oxygen Bottles	[*]	[*]
Miscellaneous Equipment			[*]
First Aid Kits	[*]	[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights @ C/A Sta.	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts (1378 cu ft @ 4.7 lb/cu ft)			[*]
Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew [*]	[*]	[*]
Cabin Crew [*]	[*]	[*]
Baggage [*]	[*]	[*]
Flight Crew Briefcase ([*])	[*]	[*]
Catering Allowance & Removable Inserts: 2 Meal Service			[*]
First Class	[*]	[*]
Business Class	[*]	[*]
Economy Class	[*]	[*]
Passenger Service Equipment [*]			[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment (Includes Over Water Equip.)			[*]
Slide Rafts: Main Entry	[*]	[*]
Life Vests	[*]	[*]
Locator Transmitter	[*]	[*]
Cargo System			[*]
[*]		[*]
[*]		[*]
Total Standard and Operational Items Allowance				[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

3                                                                                       AIRCRAFT CONFIGURATION

3.1                                                                          The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision J, “787 Airplane Configuration Specification”, dated May 17, 2013 as [*].

3.2                                                                          The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)    The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                                                                                       GUARANTEE CONDITIONS

4.1                                                                          All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                                                                          The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

4.3                                                                          In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

4.4                                                                        [*]

4.5                                                                       [*].

4.6                                                                        Performance, where applicable, is based on a [*].

5                                                                                       GUARANTEE COMPLIANCE

5.1                                                                        Compliance with the guarantees of Section 2  shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                        Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.3                                                                        The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.4                                                                        The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.5                                                                     Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-3659-LA-1300863

Trent [*] Engines

6                                                                                       EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0296C	SS13-0163

BOEING PROPRIETARY

Enclosure 32

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-3659-LA-1300864

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:	Aircraft Performance Guarantees – 787-9 Block B Aircraft

Reference:	Purchase Agreement No. PA-3659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment which are applicable to the Aircraft shown in Table 1B (the 787-9 Block B Aircraft).  These guarantees are exclusive and expire upon delivery of the 787-9 Block B Aircraft to Customer.

1.                                    Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

2.                                    Disclosure of Performance Guarantees to Lessee.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Customer may, however, share the performance guarantees with a Lessee of Customer who has entered into a letter of intent to lease from Customer the Aircraft for which the performance guarantee applies and who has agreed not to disclose the information to others pursuant to an appropriate confidentiality agreement.

3.                                    Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure

HAZ-PA-3659-LA-1300864	SA-2
Performance Guarantees – 787-9 Block B Aircraft	LA Page 1

BOEING PROPRIETARY

Enclosure 32

of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-3659-LA-1300864	SA-2
Performance Guarantees – 787-9 Block B Aircraft	LA Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR AIR LEASE CORPORATION

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft with a maximum takeoff weight of [*], a maximum landing weight of [*], and a maximum zero fuel weight of [*], and equipped with Boeing furnished GEnx-[*] engines.

2	FLIGHT PERFORMANCE

2.1	Mission

2.1.1	Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*]	Pounds
TOLERANCE:	[*]	Pounds
GUARANTEE:	[*]	Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

The takeoff gross weight shall conform to FAA Regulations.

[*]	[*]

[*]	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

[*]

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	[*]	Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*]	Pounds
	Distance	[*]	Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*]	Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*]	Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

[*]

2.1.2	Mission Range

The still air range with a [*] pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*]	Nautical Miles
TOLERANCE:	[*]	Nautical Miles
GUARANTEE:	[*]	Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

[*]

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	[*]	Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*]	Pounds
	Distance	[*]	Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*]	Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*]	Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*]

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

2.1.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

2.1.4	787-9 Weight Summary - ALC

Pounds

Standard Model Specification MEW	[*]
787 Airplane Configuration Specification 787B1-4102 Rev H, dated January 31, 2013

[*]
GEnx Engines
[*]
[*]

Changes for ALC*
Interior Change to [*] Passengers [*]	[*]
Reference LOPA [*]
Selected MTW: [*]	[*]
[*]	[*]
[*]	[*]
Customer Options Allowance	[*]
ALC Manufacturer’s Empty Weight (MEW)	[*]

Standard and Operational Items Allowance (Paragraph 2.1.5)	[*]

ALC Operational Empty Weight (OEW)	[*]

	Quantity	Pounds	Pounds

Seat Weight Included*			[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

2.1.5	Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Portable Oxygen Bottles	[*]	[*]
Miscellaneous Equipment			[*]
First Aid Kits	[*]	[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights @ C/A Sta.	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts [*]			[*]
Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew [*]	[*]	[*]
Cabin Crew [*]	[*]	[*]
Baggage [*]	[*]	[*]
Flight Crew Briefcase [*]	[*]	[*]
Catering Allowance & Removable Inserts: 2 Meal Service			[*]
First Class	[*]	[*]
Business Class	[*]	[*]
Economy Class	[*]	[*]
Passenger Service Equipment [*]			[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment (Includes Over Water Equip.)			[*]
Slide Rafts: Main Entry	[*]	[*]
Life Vests	[*]	[*]
Locator Transmitter	[*]	[*]
Cargo System			[*]
[*]		[*]
[*]		[*]
Total Standard and Operational Items Allowance				[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

3	AIRCRAFT CONFIGURATION

3.1

The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision H, “787 Airplane Configuration Specification”, dated January 31, 2013, [*].

3.2

The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2

The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

4.3

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4

The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required.

4.5	[*]

4.6	[*].

4.7	Performance, where applicable, is based on [*].

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

GEnx-[*] Engines

5.3

Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.5

The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

MODEL 787-9 PERFORMANCE GUARANTEES

FOR AIR LEASE CORPORATION

SECTION                                                                                                                       CONTENTS

1                                                         AIRCRAFT MODEL APPLICABILITY

2                                                         FLIGHT PERFORMANCE

3                                                         AIRCRAFT CONFIGURATION

4                                                         GUARANTEE CONDITIONS

5                                                         GUARANTEE COMPLIANCE

6                                                         EXCLUSIVE GUARANTEES

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

1                                                                                       AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft with a maximum takeoff weight of [*], a maximum landing weight of [*], and a maximum zero fuel weight of [*], and equipped with Boeing furnished Trent [*] engines.

2                                                                                       FLIGHT PERFORMANCE

2.1                                                                          Mission

2.1.1                                                             Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*] Pounds
TOLERANCE:	[*] Pounds
GUARANTEE:	[*] Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

[*]

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	[*] Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*] Pounds
	Distance	[*] Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

[*].

2.1.2                                                             Mission Range

The still air range with a [*] pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*] Nautical Miles
TOLERANCE:	[*] Nautical Miles
GUARANTEE:	[*] Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

[*]

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	[*] Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*] Pounds
	Distance	[*] Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

2.1.3                                                             Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

2.1.4                                                             787-9 Weight Summary - ALC

Pounds

Standard Model Specification MEW	[*]
787 Airplane Configuration Specification 787B1-4102 Rev H, dated January 31, 2013

[*]
Trent [*] Engines
[*]
[*]

Changes for ALC*
Interior Change to [*] Passengers [*]	[*]
Reference LOPA [*]
Selected MTW: [*]	[*]
[*]	[*]
[*]	[*]
Customer Options Allowance	[*]
ALC Manufacturer’s Empty Weight (MEW)	[*]

Standard and Operational Items Allowance (Paragraph 2.1.5)	[*]

ALC Operational Empty Weight (OEW)	[*]

	Quantity	Pounds	Pounds

Seat Weight Included*			[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

2.1.5                                                             Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Portable Oxygen Bottles	[*]	[*]
Miscellaneous Equipment			[*]
First Aid Kits	[*]	[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights @ C/A Sta.	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts [*]			[*]
Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew [*]	[*]	[*]
Cabin Crew [*]	[*]	[*]
Baggage [*]	[*]	[*]
Flight Crew Briefcase [*]	[*]	[*]
Catering Allowance & Removable Inserts: 2 Meal Service			[*]
First Class	[*]	[*]
Business Class	[*]	[*]
Economy Class	[*]	[*]
Passenger Service Equipment [*]			[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment (Includes Over Water Equip.)			[*]
Slide Rafts: Main Entry	[*]	[*]
Life Vests	[*]	[*]
Locator Transmitter	[*]	[*]
Cargo System			[*]
[*]		[*]
[*]		[*]
Total Standard and Operational Items Allowance				[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

3                                                                                       AIRCRAFT CONFIGURATION

3.1                                                                          The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision H, “787 Airplane Configuration Specification”, dated January 31, 2013, [*].

3.2                                                                          The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)               Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)               The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                                                                                       GUARANTEE CONDITIONS

4.1                                                                          All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                                                                          The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

4.3                                                                          In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                                                                          The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified.  The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified.  The improved climb performance procedure will be used for takeoff as required.

4.5                                                                          [*]

4.6                                                                          [*].

4.7                                                                          Performance, where applicable, is based on a [*].

5                                                                                       GUARANTEE COMPLIANCE

5.1                                                                          Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                                                                          Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ-PA-03659-LA-1300864

Trent [*] Engines

5.3                                                                       Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4                                                                       The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.5                                                                       The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6                                                                       Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6                                                                                       EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372	SS13-0163

BOEING PROPRIETARY

Enclosure 33

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03659-LA-1301080

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:	Special Matters – 787-9 Block B Aircraft

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement applies only to the three (3) Model 787-9 aircraft identified in Table 1B to the Purchase Agreement (the 787-9 Block B Aircraft).

1.                                                                                   Credit Memoranda.

1.1                          Basic Credit Memorandum.  At the time of delivery of each 787-9 Block B Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in the amount of [*].

1.2                          Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-9 Block B Aircraft prior to delivery of the 787-9 Block B Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a Leasing Credit Memorandum in the amount of [*]. Under no circumstances will Customer be permitted to assign this Leasing Credit Memorandum.

1.3                          [*]

1.4                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 33

1.5                          [*]

1.6                          [*]

1.7                          [*]

1.8                          [*]

2.                                     Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and will be escalated to the scheduled month of the respective 787-9 Block B Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 33

3.                                                                                   [*]

4.                                                                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301080	SA-2
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BOEING PROPRIETARY

Enclosure 33

5.                                                                                   [*]

6.                                                                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 33

7.                                                                                   [*]

8.                                                                                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301080	SA-2
Special Matters – 787-9 Block B Aircraft		LA Page 5

BOEING PROPRIETARY

Enclosure 34

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1301081

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:                                     Special Matters – 787-10 Block A Aircraft

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.  This Letter Agreement applies only to the thirty (30) Model 787-10 aircraft identified in Table 1C to the Purchase Agreement (the 787-10 Block A Aircraft).

1.                                                                                   Credit Memoranda.

1.1                          Basic Credit Memorandum. At the time of delivery of each 787-10 Block A Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in the amount of [*].

1.2                          Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-10 Block A Aircraft prior to delivery of the 787-10 Block A Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a Leasing Credit Memorandum in the amount of [*]. Under no circumstances will Customer be permitted to assign this Leasing Credit Memorandum.

1.3                          [*]

1.4                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Special Matters – 787-10 Block A Aircraft		LA Page 1

BOEING PROPRIETARY

Enclosure 34

1.5                          [*]

1.6                          [*]

1.7                          [*]

1.8                          [*]

1.9                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301081	SA-2
Special Matters – 787-10 Block A Aircraft		LA Page 2

BOEING PROPRIETARY

Enclosure 34

1.10                 [*]

1.11                 [*]

2.                                                                                 Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and will be escalated to the scheduled month of the respective 787-10 Block A Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.                                                                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 34

4.                                                                                   [*]

5.                                                                                   [*]

6.                                                                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301081	SA-2
Special Matters – 787-10 Block A Aircraft		LA Page 4

BOEING PROPRIETARY

Enclosure 34

7.                                                                                   [*]

8.                                                                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301081	SA-2
Special Matters – 787-10 Block A Aircraft		LA Page 5

BOEING PROPRIETARY

Enclosure 34

9.                                                                                   [*]

10.                                                                          Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301081	SA-2
Special Matters – 787-10 Block A Aircraft		LA Page 6

BOEING PROPRIETARY

Enclosure 35

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1301082

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 Block B and 787-10 Block A aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Page 1

BOEING PROPRIETARY

Enclosure 35

3.                                   [*]

4.                                   [*]

5.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Page 2

BOEING PROPRIETARY

Enclosure 35

6.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and cannot be assigned in whole or, in part.

7.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Page 3

BOEING PROPRIETARY

Enclosure 35

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Page 4

BOEING PROPRIETARY

Enclosure 35

Attachment A to Letter Agreement HAZ-PA-03659-LA-1301082

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Attachment A Page 1

BOEING PROPRIETARY

Enclosure 35

Attachment B to Letter Agreement HAZ-PA-03659-LA-1301082

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Attachment B Page 1

BOEING PROPRIETARY

Enclosure 35

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Attachment B Page 2

BOEING PROPRIETARY

Enclosure 35

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Attachment B Page 3

BOEING PROPRIETARY

Enclosure 35

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301082
[*]	Attachment B Page 4

BOEING PROPRIETARY

Enclosure 36

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1301083

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California  90067

Subject:                                     Promotional Support

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.                                   Definitions.

1.1                          Commitment Limit shall have the meaning set forth in Article 2, below.

1.2                          Covered Aircraft shall mean those Aircraft identified on Table 1C to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3                          Performance Period shall mean the period [*].

1.4                          Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5                          Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

2.                                   Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 36

3.                                   [*]

4.                                   Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 36

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03659-LA-1301083	SA-2
Promotional Support		LA Page 3

BOEING PROPRIETARY

Enclosure 37

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1301084

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California  90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787 (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301084
[*]	LA Page 1

BOEING PROPRIETARY

Enclosure 37

3.                                   [*]

4.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301084
[*]	LA Page 2

BOEING PROPRIETARY

Enclosure 37

5.                                   [*]

6.                                   [*]

7.                                   [*]

8.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 37

9.                                   [*]

10.                          [*]

11.                          Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 11), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 11.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 37

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 38

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1302043

Air Lease Corporation

1000 Avenue of the Stars

Los Angeles, California 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.  This Letter Agreement applies only to (i) the three (3) 787-9 Block B Aircraft identified in Table 1B to the Purchase Agreement (the 787-9 Block B Aircraft) and (ii) the thirty (30) 787-10 Block A Aircraft identified in Table 1C to the Purchase Agreement (the 787-10 Block A Aircraft).

[*]

1.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 38

2.                                   [*]

3.                                   [*]

4.                                   [*]

5.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 38

6.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and cannot be assigned in whole or in part.

7.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (i) its directors and officers, (ii)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (iii) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 39

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1302348R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1302348, and amends the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 39

3.                                   [*]

4.                                   [*]

5.                                   [*]

6.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 39

7.                                   [*]

8.                                   [*]

9.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 39

10.                          [*]

11.                          [*]

12.                          Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 12), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 12.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 39

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 13, 2013

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY